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                                  NABISCO, INC.
                              EMPLOYEE SAVINGS PLAN

                     (Restated Effective December 31, 2000)
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                                TABLE OF CONTENTS

ARTICLE I - DEFINITIONS..........................................................1

         1.01         Account....................................................1

         1.02         Administrative Committee...................................1

         1.03         Affiliated Company.........................................1

         1.04         Affiliated Plan............................................1

         1.05         After-Tax Contribution.....................................1

         1.06         Automatic Enrollment Date..................................1

         1.07         Base Pay...................................................1

         1.08         Basic Contributions........................................2

         1.09         Basic Contribution Account.................................2

         1.10         Beneficiary................................................2

         1.11         Board of Directors.........................................2

         1.12         Code.......................................................2

         1.13         Committee..................................................3

         1.14         Company....................................................3

         1.15         Company Contributions......................................3

         1.16         Company Contribution Account...............................3

         1.17         Disability.................................................3

         1.18         Effective Date.............................................3

         1.19         Eligible Employee..........................................3

         1.20         Employee...................................................4

         1.21         Employer...................................................4

         1.22         Enrollment Date............................................4

         1.23         ERISA......................................................4

         1.24         Holland Participant........................................4

         1.25         Hour of Service............................................4

         1.26         Investment Fund or Funds...................................4

         1.27         Job Elimination............................................5

         1.28         Nabisco Controlled Group...................................5

         1.29         Participant................................................5

         1.30         Period of Severance........................................5

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
         1.31         Plan.......................................................5

         1.32         Plan Year..................................................5

         1.33         Pre-Tax Contribution.......................................5

         1.34         Prior Plan.................................................5

         1.35         Rollover Contributions.....................................5

         1.36         Rollover Contribution Account..............................6

         1.37         Service....................................................6

         1.38         Severance Date.............................................6

         1.39         Supplemental Contributions.................................7

         1.40         Supplemental Contribution Account..........................7

         1.41         Surviving Spouse...........................................7

         1.42         Termination of Employment..................................7

         1.43         Trustee....................................................7

         1.44         Trust Fund.................................................7

         1.45         Valuation Date.............................................8


ARTICLE II - PARTICIPATION.......................................................9

         2.01         Eligibility................................................9

         2.02         Participation..............................................9

         2.03         Participant Status........................................10


ARTICLE III - CONTRIBUTIONS.....................................................11

         3.01         Basic Contributions.......................................11

         3.02         Supplemental Contributions................................11

         3.03         Pre-Tax Contributions.....................................11

         3.04         Change in Participant Contributions.......................12

         3.05         Suspension of Participant Contributions...................12

         3.06         Company Contributions.....................................13

         3.07         Code Section 401(k) and 401(m) Nondiscrimination Tests....15

         3.08         Restrictions on Pre-Tax Contributions.....................16

         3.09         Qualified Military Service................................17


ARTICLE IV - TRUST FUND AND INVESTMENT FUNDS....................................18

         4.01         The Trust Agreement.......................................18

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
         4.02         The Trustee...............................................18

         4.03         Separate Funds............................................18

         4.04         Investment Funds..........................................18

         4.05         Temporary Investment......................................18

         4.06         Investment of Participant Contributions...................18

         4.07         Voting by Participants....................................19

         4.08         Investment Managers.......................................19

         4.09         Participant Responsibility for Selection of Funds.........19


ARTICLE V - ACCOUNTS............................................................21

         5.01         Valuation of Accounts.....................................21

         5.02         Valuation Upon Transfer, Withdrawal or Distribution.......21

         5.03         Statement of Accounts.....................................21


ARTICLE VI - VESTING AND FORFEITURES............................................22

         6.01         Vesting of Participant's Contributions....................22

         6.02         Vesting of Company Contributions..........................22

         6.03         Forfeiture on Termination of Employment...................23

         6.04         Disposition of Forfeitures................................23

         6.05         Restoration of Forfeitures................................23


ARTICLE VII - DISTRIBUTIONS.....................................................24

         7.01         Distribution of Benefits..................................24

         7.02         Proof of Death and Right of Beneficiary...................26

         7.03         Completion of Appropriate Forms...........................26

         7.04         Investment Pending Distribution...........................26

         7.05         Direct Rollovers..........................................26


ARTICLE VIII - WITHDRAWAL PRIOR TO TERMINATION OF
               EMPLOYMENT AND SPECIAL PRE-TAX
               CONTRIBUTION RULES...............................................28

         8.01         Election to Withdraw from Accounts........................28

         8.02         Withdrawal of After-Tax and Company Contributions.........28

         8.03         Rules Applicable to Withdrawals Prior to
                      Termination of Employment.................................28

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
         8.04         Hardship Withdrawals......................................29

         8.05         Restrictions on Pre-Tax Contribution Distributions........29


ARTICLE IX - LOANS..............................................................31

         9.01         Loan Provisions...........................................31

ARTICLE X - ADMINISTRATION OF PLAN..............................................33

         10.01        Nabisco Employee Benefits Committee.......................33

         10.02        Administrative Committee..................................33

         10.03        Authority and Duties of Various Fiduciaries...............34

         10.04        Named Fiduciaries.........................................35

         10.05        Delegation................................................36

         10.06        Multiple Capacities.......................................36


ARTICLE XI - AMENDMENTS, TERMINATION, PERMANENT
             DISCONTINUANCE OF CONTRIBUTIONS, MERGER
             OR CONSOLIDATION...................................................37

         11.01        Amendments................................................37

         11.02        Termination or Permanent Discontinuance of Contributions..37

         11.03        Partial Termination.......................................37

         11.04        Benefits in Case of Merger or Consolidation...............37


ARTICLE XII - MISCELLANEOUS.....................................................38

         12.01        Benefits Payable from Trust Fund..........................38

         12.02        Elections.................................................38

         12.03        No Right to Continued Employment..........................38

         12.04        Inalienability of Benefits and Interests..................38

         12.05        Qualified Domestic Relations Orders.......................38

         12.06        Payments for Exclusive Benefit of Participants............38

         12.07        New Jersey Law to Govern..................................38

         12.08        No Guarantee..............................................39

         12.09        Address of Record.........................................39

         12.10        Unlocated Spouse..........................................39

         12.11        Agent for Process.........................................39

         12.12        Payments in the Event of Incompetency.....................39

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
         12.13        Transfer of Accounts to this Plan.........................39

         12.14        Transfer of Plan Assets to an Affiliated Plan.............40

         12.15        Headings..................................................41

         12.16        Payment of Expenses.......................................41

         12.17        Direct or Indirect Transfer...............................41


ARTICLE XIII - CLAIM PROCEDURE..................................................43

         13.01        Initial Determination.....................................43

         13.02        Review....................................................43


ARTICLE XIV - LIMITATIONS ON BENEFITS...........................................44

         14.01        Code Section 415 Limits...................................44

         14.02        Code Section 416 Limits...................................46

                                    ARTICLE I

                                   DEFINITIONS

1.01 Account means with respect to any Participant, his Basic and Supplemental Contribution Accounts and his Company Contribution Account, and any subaccounts thereunder, including, but not limited to, subaccounts containing that portion of his Basic and/or Supplemental Contributions which a Participant has designated as pre-tax contributions made by the Company on his behalf pursuant to a salary reduction agreement and any investment earnings and gains or losses thereon. Some Participants may also have Rollover Contribution Accounts.

1.02 Administrative Committee means the Administrative Committee appointed by the Committee pursuant to Section 10.02 to carry out the day to day responsibilities of the Plan Administrator.

1.03 Affiliated Company means the Company and any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes the Company; any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code) with the Company; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Company; and any other entity required to be aggregated with the Company pursuant to regulations under Section 414(o) of the Code. For purposes of Article XIV, the definition of Affiliated Company shall be modified in accordance with Code Section 415(h).

1.04 Affiliated Plan means a defined contribution plan sponsored by an Affiliated Company if such plan has been designated by the Committee as an Affiliated Plan.

1.05 After-Tax Contribution means that portion of the Basic and/or Supplemental Contributions which are made by a Participant on an after-tax basis, i.e. those contributions not designated as Pre-Tax Contributions.

1.06 Automatic Enrollment Date means, for each Eligible Employee, a date determined by the Committee, which date is no earlier than three weeks following the date the Eligible Employee first becomes eligible to participate in the Plan in accordance with Section 2.01(a).

1.07 Base Pay means, with respect to any Plan Year, wages, overtime, shift differential pay, vacation pay (excluding pay taken in lieu of a vacation), sick pay, holiday pay, salary continuation paid in installments, and other forms of cash compensation that are included on the Participant's Federal income tax form W-2 for the calendar year beginning in such Plan Year with respect to the Participant's periods of active participation in the Plan, except such compensation as may be specifically excluded by the Committee. Base Pay includes pay deferred pursuant to salary reduction arrangements under Code Sections 401(k), 125 and, effective as of December 31, 2001, 132(f)(4). Base Pay does not include severance pay (or salary continuation paid in a lump sum), any form of bonus pay or contributions by the Company to any other employee benefit plan on behalf of an Employee. Base Pay in excess of
         (a) $200,000 in any Plan Year beginning on or after January 1, 1989 and ending prior to January 1, 1994, or (b) $150,000 in any Plan Year thereafter (subject to adjustment as provided in Code Section 401(a)(17)), shall not count for purposes of this Plan.

1.08 Basic Contributions means the contributions of a Participant which are credited to his Basic Contribution Account in accordance with Section 3.01.

1.09 Basic Contribution Account means that portion of the Trust Fund which, with respect to any Participant, is attributable to his own Basic Contributions and any investment earnings and gains or losses thereon.

1.10 Beneficiary means the beneficiary designated by the Participant under the Company's group term life insurance plan, unless the Participant has designated any other person or persons, other than the Participant's Surviving Spouse, (who may be designated contingently or successively and which may be an entity other than a natural person) on a form supplied by the Administrative Committee to receive benefits payable in the event of the death of the Participant; provided, however that if the Participant is married at the date of his death, the Beneficiary shall be the Participant's Surviving Spouse, and any Beneficiary designation that does not name the Participant's Surviving Spouse as the Beneficiary shall be void unless it has been consented thereto on a form supplied by the Administrative Committee in writing by the Participant's Surviving Spouse and such consent (i) designates the alternative Beneficiary and/or form of benefit (which may not be changed without spousal consent), (ii) acknowledges the effect of such election, and (iii) is witnessed by a notary public. In the event of the Participant's death without an effective Beneficiary designation, any Plan benefits payable shall be paid in equal parts to the Participant's surviving children or, if the Participant has no surviving children, to the Participant's surviving parents or, if the Participant has no surviving parents, to the Participant's surviving siblings or, if the Participant has no surviving siblings, to the Participant's estate. Section 9.01(d) should be referred to in the event of the death of a Participant with an outstanding loan balance,
         Section 12.05 should be referred to in the event of a Qualified Domestic Relations Order and Section 12.12 should be referred to for payment in the event of incompetency of a Beneficiary.

1.11 Board of Directors means, prior to August 2001, the Board of Directors of Nabisco, Inc. and after July 2001, the Board of Directors of Kraft Foods North America, Inc., and any committee of directors authorized by such Board to act in its behalf with reference to the Plan.

1.12 Code means the Internal Revenue Code of 1986 as amended from time to time. Reference to any Section or subsection of the Code includes reference to any comparable or succeeding provisions of any legislation which amends, supplements or replaces such Section or Subsection.

1.13 Committee means the Nabisco Employee Benefits Committee which shall act as the Plan Administrator for the Plan. The Committee shall have the duties and powers described in Article X.

1.14 Company means, prior to August 2001, Nabisco, Inc. Subsequent to July 2001, Company means the Nabisco Biscuit & Snacks Group of Kraft Foods North America, Inc. With respect to any corporate act after July 2001, Company means Kraft Foods North America, Inc.

1.15 Company Contribution means the contributions made by the Company which are credited to a Participant's Company Contribution Account in accordance with Section 3.06.

1.16 Company Contribution Account means that portion of the Trust Fund which, with respect to any Participant, is attributable to any contributions made in his behalf by the Company, and any investment earnings and gains or losses thereon.

1.17 Disability means being disabled as determined by the Federal Social Security Administration.

1.18 Effective Date of this restatement means December 31, 2000. The original effective date is February 1, 1987.

1.19 Eligible Employee means any Employee who is paid on an hourly basis, who is paid from a United States dollar payroll maintained in the United States, and who has met the eligibility requirements of Section 2.01; provided, that except as the Committee may otherwise provide on a basis uniformly applicable to all persons similarly situated, no person shall be an "Eligible Employee" for purposes of the Plan:

         (a)      who is excepted by the Committee,

         (b) whose terms and conditions of employment are determined by a collective bargaining agreement with the Company which does not make this Plan applicable to him, provided that employee retirement benefits were negotiated in good faith thereunder, or

         (c) who is a "leased employee" as defined in Section 414(n) of the Code and who is required by such Section to be considered an employee of the Company or an Affiliated Company. Notwithstanding the foregoing, if a "leased employee" is reclassified as an Employee, years of service as a "leased employee" of the Company or an Affiliated Company shall be considered in computing Vesting Service.

         Notwithstanding any provision of the Plan to the contrary, Eligible Employee shall not include any person who becomes an Employee pursuant to the Asset Purchase.

         Agreement entered into on November 19, 1999 among Favorite Brands International Holding Corp., Favorite Brands International, Inc., Sather Trucking Corporation, Trolli, pInc., Nabisco, Inc., Nabisco Brands Company, and Nabisco Technology Company and who works at a facility in the following locations:

        Favorite Brands International, Inc. and Trolli, Inc. Locations

         1. Bannockburn, Illinois       8.  Pittston, Pennsylvania
         2. Chicago, Illinois           9.  Round Lake, Minnesota
         3. DesPlanes, Nevada          10. New Orleans, Louisiana
         4. Henderson, Nevada          11. Oklahoma City, Oklahoma
         5. Kendallville, Indiana      12. San Bernadino, California
         6. Ligonier, Indiana          13. Creston, Iowa
         7. Chattanooga, Tennessee     14. Plantation, Florida

         The exclusion from participation of those Employees who became Employees pursuant to the Asset Purchase Agreement of November 19, 1999, shall not apply beginning as of the date of the Nabisco Retirement Savings Plan and the Nabisco Retirement Plan are merged with the Plan.

1.20 Employee means any person employed by (or, after July 2001, working at) the Employer.

1.21 Employer means, prior to August 2001, Nabisco, Inc. and any member of the Nabisco Controlled Group that participates in the Plan. Subsequent to July 2001, Employer means the Nabisco Biscuit & Snacks Group of Kraft Foods North America, Inc.

1.22 Enrollment Date means the business day on which an Eligible Employee's application for participation is processed.

1.23 ERISA means the Employee Retirement Income Security Act of 1974, and as is amended from time to time.

1.24 Holland Participant means a Participant who is employed at the Company's plant in Holland, Michigan and who is a member of BCT Local 697.

1.25 Hour of Service means any hour, regardless of whether or not duties have been performed, for which an Employee is paid, or entitled to payment, by the Company or any Affiliated Company. The determination of Hours of Service shall be consistent with the minimum requirements of Department of Labor Regulation
         Section 2530.200b-2.

1.26 Investment Fund or Funds means the separate funds in which Participant and Company Contributions to the Plan are invested in accordance with Article IV.

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1.27     Job Elimination means the elimination of an existing position at the sole discretion of the Company when, because of changing needs or circumstances, (i) the job is no longer performed, or (ii) the job is still performed, but fewer employees are needed to perform it.

1.28 Nabisco Controlled Group means Nabisco, Inc. and any other corporation that was a member of the controlled group of corporations (as defined in Section 1563(a) of the Code) that included Nabisco, Inc. as of December 10, 2000.

1.29 Participant means any person participating in the Plan as provided in Article II. Except for purposes of Sections 2.01,
         2.02 and 6.02(ii) and Article 3, an Eligible Employee who has made a rollover or transfer to the Plan which meets the requirements of Section 12.13 or 12.15 and for whom a Rollover Contribution Account is maintained shall be treated as a Participant and such Eligible Employee shall become a Participant for all purposes after meeting the requirements of Sections 2.01 and 2.02. In addition, in any Plan Year in which the Plan is top-heavy (as defined in Section 14.02) and for purposes of Section 14.02(f), "Participant" shall include an Eligible Employee not otherwise described in the preceding two sentences who shall, pursuant to Treasury Regulation Section 1.416-1, Q&A M-10, receive the contribution described in Section 14.02(f), and such Eligible Employee shall become a Participant for all purposes after meeting the requirements of Sections 2.01 and 2.02.

1.30 Period of Severance means all periods of time commencing on the Severance Date of an Employee and ending on the date of his reemployment by the Company or an Affiliated Company.

1.31 Plan means the Nabisco, Inc. Employees Savings Plan, as described herein or as hereafter amended.

1.32 Plan Year means the period from each December 31 through the next December 30. The Limitation Year shall be the calendar year.

1.33 Pre-Tax Contribution means that portion of the Basic and/or Supplemental Contributions which a Participant has designated as pre-tax contributions made by the Company on his behalf pursuant to a salary reduction agreement.

1.34 Prior Plan means any U.S. qualified plan (or an individual retirement account, annuity or bond in which a qualified plan distribution was separately invested pursuant to Code Sections 408(d)(3)(A)(ii) and (D)(i)), other than an Affiliated Plan or the Nabisco Plan for Pensions, which the Committee has approved so that an Eligible Employee may make a rollover contribution to this Plan, pursuant to Section 12.13.

1.35 Rollover Contributions means the amount contributed to the Plan as a rollover contribution from a Prior Plan in accordance with Section 12.13(b).


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
1.36 Rollover Contribution Account means that portion of the Trust Fund which, with respect to any Eligible Employee, is attributable to his Rollover Contributions and any investment earnings or losses thereon.

1.37 Service means all periods of time, both before, on and after February 1, 1987, during which an Employee is employed by the Company (or, after July 2001, working at the Company) or any Affiliated Company commencing with the first day of employment or the first day of reemployment and ending with his Severance Date which next follows the first day of employment or the first day of reemployment, as the case may be. The first day of employment or the first day of reemployment shall be deemed to be the first day in which he performs an Hour of Service. Periods of Service commencing on the first day of employment and ending on the next following Severance Date shall be aggregated on a day by day basis and 365 days of aggregated Service shall constitute one year of Service. Service shall include any period of authorized part-time employment, periods of authorized leave of absence up to a maximum of one year, periods of absence due to service in the Armed Forces of the United States, as required pursuant to Code Section 414(u), periods of absence due to unpaid leave taken pursuant to the Family and Medical Leave Act of 1993 or similar state laws (to the extent required by such laws, but only to the extent such leave is not otherwise credited under this Section 1.37), and periods of absence up to a maximum of 12 consecutive months due to illness or disability. For purposes of determining Service, an Employee shall be credited with any period of employment with the Company (or, after July 2001, at the Company) or an Affiliated Company during which he may be otherwise ineligible for participation in the Plan. Service will include any period of time beginning on an Employee's Severance Date and ending on the date on which he performs an Hour of Service, provided that such Hour of Service is performed within 12 months of the date his employment was terminated or he was otherwise first absent from work, whichever is applicable.

         Notwithstanding the preceding paragraph and unless otherwise determined by the Committee, Service with an Affiliated Company that was not a member of the Nabisco Controlled Group as of December 10, 2000 shall only be taken into account subsequent to the time that such corporation became an Affiliated Company.

1.38     Severance Date shall mean the earlier of the following:

         (a) the date on which an Employee quits, retires, dies, or is discharged; or

         (b) the first anniversary of the first date of a period in which an Employee remains absent from Service
                  (with or without pay) with the Company or any Affiliated Company for any reason other than quit, retirement, death or termination; provided, however, the absence from Service of an Employee receiving benefits under one or more long-term disability plans of the Company or an Affiliated Company is not a severance until the earliest of normal retirement age, the cessation of such disability payments or the expiration of the initial 24 months of long-term disability payments; provided further that if such an Employee in active employment after his normal retirement age becomes disabled, his Severance Date is the date such long-term disability plan benefits commence or would commence.

                  In the case of an Employee who is absent from work by virtue of (i) the Employee's pregnancy, (ii) birth of the Employee's child, (iii) placement of a child with the Employee by adoption, or (iv) caring for any such child for a period of up to a year immediately following such birth or placement, the Severance Date is the second anniversary of the first day of absence from Service provided that the period between the first and second anniversary of such first day of absence if neither counted as Service nor a Break in Service.

1.39 Supplemental Contributions means the contributions which a Participant elects to make to the Plan in accordance with
         Section 3.02.

1.40 Supplemental Contribution Account means that portion of the Trust Fund which, with respect to any Participant, is attributable to his own Supplemental Contributions and any investment earnings and gains or losses thereon.

1.41 Surviving Spouse means the person to whom the Participant is married, under applicable state law, at the time of the Participant's death and to whom the benefits under the Plan shall be payable in the event of the Participant's death unless a valid Beneficiary designation and consent thereto by the Participant's spouse has been made and received by the Committee, or unless such benefits are subject to a qualified domestic relations order as defined in Section 414(p) of the Code.

1.42 Termination of Employment means separation from the employment of the Company and all Affiliated Companies for any reason, including, but not limited to, retirement, death, disability, resignation or dismissal by the Company; provided, however, that transfer in employment between the Company and an Affiliated Company shall not be deemed to be a "Termination of Employment" and provided further, that if an Employee is rehired by the Company or an Affiliated Company within 30 days of his or her separation from the employment of the Company or an Affiliated Company, such separation shall not be considered to be a "Termination of Employment."

1.43 Trustee means a trustee or trustees at any time acting as such under a trust agreement or agreements established for purposes of this Plan.

1.44     Trust Fund means the cash and other properties arising from
         (i) contributions made by Participants and by the Company in accordance with the provisions of this Plan, (ii) funds transferred from a Prior Plan, and (iii) any investment earnings and gains or losses thereon. The Trust Fund is held and administered by the Trustee pursuant to Article IV.

1.45 Valuation Date means each business day and any other date the Committee deems desirable or necessary to value the Trust Fund in accordance with Article V.

When used herein, the masculine shall include the feminine, and the singular shall include the plural, unless the context clearly indicates otherwise.


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
                                   ARTICLE II

                                  PARTICIPATION

2.01     Eligibility.

         (a) Any Eligible Employee shall be eligible to become a Participant in the Plan as of the first Enrollment Date coincident with or next following his completion of six months of Service or, if earlier, the date negotiated under a collective bargaining agreement. Notwithstanding the foregoing sentence, an Eligible Employee employed by Planters LifeSavers shall be eligible to become a Participant in the Plan as of the first Enrollment Date coincident with or next following his date of hire.

         (b) All Eligible Employees who participate in this Plan shall participate under the terms and conditions herein stated.

         (c) An Employee who was a participant in the Nabisco Retirement Savings Plan, Nabisco Retirement Plan, Stella D'Oro Biscuit Co., Inc. Profit Sharing Plan, Stella D'Oro Biscuit Co. Midwest, Inc. Retirement Plan or Stella D'Oro Biscuit Co., Inc. Salary Reduction Plan (for Employees of Local 50) on the date that any such plan merged with the Plan shall become a Participant as of the Enrollment Date coinciding with or next following the merger date. All service under any such plan shall be taken into account for determining participation under the Plan.

2.02     Participation.

         (a) An Eligible Employee may become a Participant on any Enrollment Date by making application in a manner prescribed by the Committee in which he:

                  (i) designates the percentage of his Base Pay to be contributed as Basic Pre-Tax and/or
                           After-Tax Contributions in accordance with
                           Section 3.01;

                  (ii) designates any percentage of his Base Pay to be contributed as Supplemental Pre-Tax and/or After-Tax Contributions in accordance with Section 3.02;

                  (iii) authorizes applicable payroll deductions from his Base Pay for Basic and Supplemental Contributions; and

                  (iv) chooses one or more Investment Fund(s) for his Accounts.

              (b) An Employee, other than an Employee in the Bakery, Confectionery, Tobacco Workers and Grain Millers Union, who becomes an Eligible Employee on or after August 1, 1998 may become a Participant pursuant to this Section 2.02(b). If the Eligible Employee does not make the application contemplated in Section 2.02(a) prior to his Automatic Enrollment Date, such Eligible Employee shall become a Participant effective as of his Automatic Enrollment Date and shall be deemed to have (i) authorized payroll deductions for Basic Contributions in accordance with
                           Section 3.01, equal to 2% of his Compensation and
                           (ii) elected to invest such contributions in the Fidelity Asset Manager: Income. If Section 3.03 is applicable to the Eligible Employee, the Basic Contributions shall be Pre-Tax Contributions. Notwithstanding the foregoing, the Eligible Employee may at any time elect a different contribution percentage (including 0%) in accordance with Section
                           3.04 and/or different Investment Funds in accordance with Section 4.06.

2.03 Participant Status. An Eligible Employee who has once become a Participant shall remain a Participant so long as he remains in the Service of the Company or an Affiliated Company, and shall cease to be a Participant upon his Termination of Employment, except that if he has met the conditions for entitlement to a benefit, he shall remain as an inactive Participant so long as he has an Account balance. Active participation, however, including contributions to the Plan by or for a Participant, shall automatically be suspended effective as of the Participant's Severance Date. Participation in the Plan shall cease as of the date Accounts are transferred to an Affiliated Plan pursuant to
         Section 12.13.

                                   ARTICLE III

                                  CONTRIBUTIONS

3.01 Basic Contributions. Each Participant may contribute a percentage of his gross Base Pay as Basic Contributions which are eligible to receive a matching Company Contribution; such percentage shall be 1% to 6% of Base Pay in 1% increments. Basic Contributions are matched with Company Contributions in accordance with Section 3.06. The Basic Contributions shall be made through payroll deductions and are credited to Participants' Accounts as soon as reasonably possible following the date of payment of the Compensation from which the contribution is taken. Basic Contributions can be made either as After-Tax Basic Contributions or, if and when Section 3.03 becomes applicable to the Participant, as Pre-Tax Basic Contributions. If no such designation is made, Basic Contributions shall be After-Tax Contributions.

         Participating units, all of which may elect Basic and Supplemental After-Tax Contributions under Sections 3.01 and 3.02, are set forth in Schedule A, which is maintained by the Committee and may be revised from time to time without further amendment to reflect changes under the applicable collective bargaining agreement or under an agreement for the acquisition or sale of a business.

3.02 Supplemental Contributions. A Participant who has authorized the maximum Basic Contribution rate of 6% may also make additional contributions under the Plan which are not subject to matching Company Contributions by authorizing additional payroll deductions of 1% to 10% of his Base Pay in 1% increments, which are credited to Participants' Accounts as soon as reasonably possible following the date of payment of the Compensation from which the contribution is taken. Supplemental Contributions can be made either as After-Tax Supplemental Contributions or, if and when Section 3.03 becomes applicable to the Participant, as Pre-Tax Supplemental Contributions. If no such designation has been made, Supplemental Contributions shall be After-Tax Contributions.

3.03     Pre-Tax Contributions.

         (a) This Section 3.03 is applicable only to all non-union hourly employees and those bargaining units who have collectively bargained for the right to make Pre-Tax Contributions.

                  Participating units, all of which may elect Basic and Supplemental Pre-Tax Contributions under Sections 3.01 and 3.02, are set forth in Schedule A, which is maintained by the Committee and may be revised from time to time without further amendment to reflect changes under the applicable collective bargaining agreement or under an agreement for the acquisition or sale of a business.

         (b) Subject to Section 3.08, any Participant eligible under 3.03(a) to do so may elect that up to 16% of his gross Base Pay that he has elected to contribute to the Plan pursuant to Sections 3.01 and 3.02, be further designated in 1% increments as Pre-Tax Contributions. Pre-Tax Contributions shall be contributed by the Company to the Plan on behalf of the Participant in lieu of an equal amount being paid to him as Base Pay. A Participant may not designate more than the dollar amount specified by the Internal Revenue Service as Pre-Tax Contributions in any calendar year. Such Pre-Tax Contributions are credited to Participants Accounts as soon as reasonably practicable following the date of payment of the Compensation from which the contribution is taken. Basic and Supplemental contributions not designated as Pre-Tax Contributions shall be After-Tax Contributions.

         (c) The Committee shall have the right to establish rules with respect to the making of elections pursuant to this Section, including, without limitation, the right to require that any such election be made at such time prior to its becoming effective as the Committee shall determine and the right to restrict the Participant's right to change such election. Such Pre-Tax Contributions are intended to be treated for federal income tax purposes as contributions made by the Company under a qualified cash or deferred arrangement (as defined in Code
                  Section 401(k)), but shall be treated as if they were contributions by a Participant for the purpose of the Plan except where the Plan expressly indicates otherwise.

3.04 Change in Participant Contributions. Subject to the provisions of Sections 3.01, 3.02, 3.03 and 3.07, a Participant may elect to change the percentage of his authorized payroll deduction by giving notice to the Committee in such manner as the Committee may prescribe. If the Committee makes a mistake-of-fact with regard to any contribution, it shall, depending on the mistake-of-fact, either (i) cause said contribution to be returned to the Participant without restriction, or
         (ii) accept additional contributions for the affected period. Examples of a "mistake-of-fact" would be the continuation of payroll deductions after a Participant has requested the suspension of such deductions or failure to act on written instructions to take deductions.

3.05     Suspension of Participant Contributions.

         (a) A Participant may elect to suspend his Basic or Supplemental Contributions by notifying the Committee in advance in the manner prescribed by the Committee. The suspension shall become effective with the next practicable payroll period commencing on or after processing such request. No Company Contributions shall be made on behalf of a Participant during a period of suspension of Basic Contributions.

         (b) A Participant who has suspended his Basic or Supplemental Contributions may elect to apply to the Committee to resume his contributions in the manner prescribed by the Committee. The resumption shall become effective as of the first payroll period practicable commencing on or after processing his request.

         (c) No contributions may be made by a Participant for any period of unpaid absence from Service. A Participant who has ceased to make contributions under the Plan in accordance with this subsection (c) shall again be eligible to resume making contributions on the date he returns to Service as an Eligible Employee and gives notice to the Committee in the prescribed manner.

         (d) A Participant who has ceased to make contributions under the Plan because he has ceased to be an Eligible Employee but, nevertheless, continues to be an Employee shall again be eligible to resume making contributions on the date he again becomes an Eligible Employee and gives notice to the Committee in the prescribed manner.

3.06     Company Contributions.

         (a) Prior to August 2001, Company contributions are made by Nabisco, Inc. After July 2001, Company contributions are made with respect to the Nabisco Biscuit & Snacks Group of Kraft Foods North America, Inc.

         (b) With respect to each payroll period, the Company shall contribute on behalf of each Participant an amount equal to 25% of such Participant's Basic Contributions to the Plan for such payroll period unless a bargaining unit negotiated for this Plan without a match. Company Contributions under this paragraph will be paid to the Trustee as soon as practicable and at least on a monthly basis. Effective February 1, 1987, with respect to participants at the Pennsauken, New Jersey plant, continuing until the closure of such plant in March 1993, the Company Contribution shall be an amount equal to 30% of each such Participant's Basic Contributions. Effective July 1, 1996, the Company Contributions for Holland Participants only shall be an amount equal to 50% of each such Holland Participant's Basic Contributions for each payroll period. Participating units for which no Company Contributions have been negotiated are set forth in Schedule A which is maintained by the Committee and may be revised from time to time without further amendment to reflect changes under an applicable collective bargaining agreement or under an agreement for the acquisition or sale of a business.

                  With respect to a former participant in (or an Eligible Employee who works at a location covered by) the Nabisco Retirement Savings Plan who becomes a Participant in the Plan on or after the merger date of the

                  Nabisco Retirement Savings Plan with the Plan, the Company Contributions shall be an amount equal to 50% of such Participant's Basic Contributions for each payroll period. With respect to a former participant in (or an Eligible Employee who works at a location covered by) the Nabisco Retirement Plan who becomes a Participant in the Plan on or after the merger date of the Nabisco Retirement Plan with the Plan, the Company Contributions shall be an amount equal to 50% of such Participant's Basic Contributions not exceeding 4% of Base Pay for each payroll period.

                  With respect to those hourly locations that, pursuant to collective bargaining agreements or negotiations, have become covered under the salaried welfare plans of the Company and are described in Schedule C, the Company shall contribute on behalf of each affected Participant an amount equal to 50% of such Participant's Basic Contributions to the Plan for each payroll period.

                  With respect to a former participant in (or an Eligible Employee who works at a location covered by) the Stella D'Oro Biscuit Co., Inc. Profit Sharing Plan, the Company shall make an annual profit sharing contribution on a discretionary basis in the amount required under the operative collective bargaining agreement covering such former participants.

          (c) Each Affiliated Company participating in the Plan shall for any Plan Year contribute a portion of the total Company Contributions, made pursuant to subsection (b) above, equal to the aggregate amounts which are credited for such Plan Year to the accounts of Participants for periods while they are Employees of each such Affiliated Company.

          (d) In satisfaction of its obligation under this Section 3.06, the Company shall pay its contribution in cash.

          (e) In any Plan Year in which the Plan is top-heavy (as defined in Section 14.02) the Company shall make additional Company Contributions to the extent necessary to comply with the minimum top-heavy contribution requirement as set forth in
                  Section 14.02(f).

          (f) Each Company Contribution to the Plan is conditioned on its deductibility.

                  In the event that the Commissioner of the Internal Revenue Service determines that the Plan does not qualify for tax-exempt status under Section 401 of the Code and issues an adverse determination with respect to its initial qualification, the Company Contributions made on or after the date on which such determination is applicable shall be returned to the Company without interest within one year after such determination, but only if the application for determination is made by the time prescribed by law for filing the Company's return for the taxable year in which the Plan was adopted, or such later date as the Secretary of the Treasury may prescribe.

                  In the event that a Company Contribution to the Plan is made by a mistake of fact or all or part of the Company's deductions under Section 404 of the Code for contributions to the Plan are disallowed by the Internal Revenue Service, the portion of the contributions attributable to such mistake of fact or to which such disallowance applies shall be returned to the Company without interest. Any such return shall be made within one year after the making of such contribution by mistake of fact or disallowance of deductions, as the case may be.

3.07 Code Section 401(k) and 401(m) Nondiscrimination Tests. The Plan is subject to the following nondiscrimination tests.

         (a) Definitions. For purposes of this Section, the following additional definitions shall be used for Plan Years beginning after 1996:

                  (i) Highly Compensated Employee means an individual who performs service during the determination year and is an Employee who is a 5-percent owner (as defined in Code Section 416(i)(1)) at any time during the Plan Year or the preceding Plan Year, or an Employee who received compensation in excess of $80,000 (adjusted for changes in the cost of living) and is a member of the "Top-Paid Group" for the preceding Plan Year.

                  (ii) "Top-Paid Group" means those Employees who are in the top 20-percent of all Employees based on compensation paid by the Company.

         (b) Average Actual Deferral Percentage Test ("ADP"). For each Plan Year, Participants' Pre-Tax Contributions shall satisfy the requirements described under Section 401(k)(3)(A)(ii) of the Code. The Committee shall have the right to limit Pre-Tax Contributions of Highly Compensated Employees as it deems necessary to satisfy such requirements.

         (c) Average Actual Contribution Percentage Test ("ACP"). For each Plan Year, matching Company Contributions and Participant After-Tax Contributions shall satisfy the requirements under
                  Section 401(m)(2) of the Code. The Committee shall have the right to limit matching Company Contributions and Participant After-Tax Contributions of Highly Compensated Employees as it deems necessary to satisfy such requirements.

3.08     Restrictions on Pre-Tax Contributions.

         (a) In no event may the Pre-Tax Basic and Pre-Tax Supplemental Contributions made by the Company on behalf of any Participant exceed $9,240 (as adjusted in accordance with Code Section 402(g)(5)). In the event the dollar limit for pre-tax contributions is reached with respect to a Participant during a calendar year, all additional contributions made on behalf of the Participant for that calendar year will be made on an after-tax basis, including, if necessary, a portion of the contributions that the Participant had designated as Basic Contributions.

         (b) The Committee shall have the right to establish rules with respect to the making of elections of pre-tax contributions, including, without limitation, the right to require that any such election be made at such time prior to its becoming effective as the Committee shall determine and the right to restrict the Participant's right to change such election. Such contributions are intended to be treated for federal income tax purposes as contributions made by the Company under a qualified cash or deferred arrangement (as defined in Section 401(k) of the Code) but shall be treated as if they were contributions by a Participant for the purpose of the Plan except where the Plan expressly indicates otherwise.

         (c) Notwithstanding any other provision of the Plan, Allocable Excess Pre-Tax Contributions and income allocable thereto shall be distributed no later than April 15 to Participants who claim Allocable Excess Pre-Tax Contributions for the preceding calendar year. "Allocable Excess Pre-Tax Contributions" shall mean the amount of Pre-Tax Contributions for a calendar year that the Participant allocates to this Plan that exceed the limits of Code Section 402(g).

         (d) The Participant's claim shall be in writing, shall be submitted to the Committee no later than March 1; shall specify the Participant's Allocable Excess Pre-Tax Contributions for the preceding calendar year; and shall be accompanied by the Participant's written statement that if such amounts are not distributed, such Allocable Excess Pre-Tax Contributions, when added to amounts deferred under other plans or arrangements described in Sections 401(k), 402(h), 408(k) or 403(b) of the Code, exceed the limit imposed on the Participant by Section 402(g) of the Code for the year in which the deferral occurred. A Participant is deemed to notify the Committee of any Allocable Excess Pre-Tax Contributions that arise by taking into account only those amounts deferred pursuant to this Plan and any other Plans of a Participating Company.

         (e) The Allocable Excess Pre-Tax Contributions distributed to a Participant with respect to a calendar year shall be adjusted for income and, if there is a loss allocable to the Allocable Excess Pre-Tax Contributions, shall in no event be less than the lesser of the Participant's Pre-Tax
             Account under the Plan or the Participant's Pre-Tax
             Contributions for the Plan Year.

3.09 Qualified Military Service. Any Participant who resumes participation in the Plan following a period of qualified military service shall have the right to make-up Basic Contributions and Supplemental Contributions that were not made on account of qualified military service as provided under Code Section 414(u). Such contributions shall be After-Tax Contributions except to the extent that Section 3.03 applied to such Participant during the period of qualified military service. The Company will make contributions as described in Section 3.06 with respect to any Basic Contributions and Supplemental Contributions made by a Participant under this Section 3.09 in the same manner and in the same amount as if the contributions were made by the Participant during qualified military service.

                                   ARTICLE IV

                         TRUST FUND AND INVESTMENT FUNDS

4.01 The Trust Agreement. The Company shall enter into a trust agreement which shall contain such provisions as shall render it impossible for any part of the corpus of the Trust or income therefrom to be at any time used for, or diverted to, purposes other than for the exclusive benefit of Participants. Any or all rights or benefits accruing to any person under the Plan with respect to any Company contributions deposited under the Trust Agreement shall be subject to all the terms and provisions of the Trust which shall specifically incorporate and be subject to the provisions of the Plan.

4.02 The Trustee. The Trustee will be a corporate trustee appointed by the Corporate Employee Plans Investment Committee of Philip Morris Companies Inc. (the "Philip Morris Committee"), unless such authority is transferred to the Compensation and Governance Committee of Kraft Foods Inc. (the "Kraft Committee").

4.03 Separate Funds. Subject to Section 4.04, the Trustee shall maintain separate Investment Funds within the Fund as are designated by the Company.

4.04 Investment Funds. The Philip Morris Committee, unless such authority is transferred to the Kraft Committee, shall select the Investment Funds offered under the Plan and reserves the right to eliminate or add Funds from time to time, including Funds that invest in the common stock of an Affiliated Company.

4.05 Temporary Investment. Pending permanent investment of the assets of any Investment Fund, the Trustee temporarily may hold cash or make short-term investments in obligations of the United States Government, commercial paper, an interim investment fund for tax qualified employee benefit plans established by the Trustee unless otherwise provided by applicable law, or other investments of a short-term nature.

4.06     Investment of Participant Contributions.

         (a) Election. All Basic Contributions, Supplemental Pre-Tax Contributions, Supplemental After-Tax Contributions and Company Contributions will be invested at the election of the Participant in multiples of 1% in any one or combination of the Investment Funds under the Plan, subject to any restrictions imposed on investing in any stock fund. A Participant may make or change an election on any day by giving notice to the Committee in the prescribed manner. Any such election or change of election shall be effective as of the first payroll period after it is processed.

         (b) Reallocation of Investments. A Participant may elect on any day to reallocate the investment of his Accounts to any one or combination of the Investment Funds, in multiples of 1% by giving notice to the Committee in such manner as the Committee may prescribe. The amounts reallocated will be based upon values as of the Valuation Date applicable to the processing of the request.

4.07     Voting by Participants.

         (a) Voting of Stock Generally. Each Participant shall have the right and shall be afforded the opportunity to instruct the Trustee how to vote that proportionate number of the total number of shares of stock held in any Fund that consists of the common stock of the Company or an Affiliated Company which is the same proportion that the value of his interest bears to the total value of such Fund. Instructions by Participants to the Trustee shall be in such form and pursuant to such regulations as the Committee may prescribe. Any such instructions shall remain in the strict confidence of the Trustee.

         (b) Tender or Exchange Offers. In the event of a tender or exchange offer for any or all shares of Stock, the Committee shall notify each Participant or Beneficiary and utilize its best efforts to timely distribute or cause to be distributed to him such information as will be distributed to other shareholders of such Stock in connection with any such tender or exchange offer. Each Participant or his Beneficiary shall have the right to instruct the Trustee in writing not to tender or exchange shares of Stock credited to his Account under the Trust Fund. Unless the Trustee determines that ERISA requires it to act otherwise, the Trustee shall not tender or exchange any shares of Stock credited to a Participant's Account under the Trust Fund unless specific instructions to tender or exchange such shares have been received. For purposes of this Section 4.07(b), "Stock" shall mean the stock held in any Fund that consists of the common stock of the Company or an Affiliated Company.

4.08 Investment Managers. The Philip Morris Committee may enter into a written agreement with or direct the Trustee to enter into an agreement with one or more investment managers to manage the investments of one or more of the Investment Funds. Such investment managers may include legal reserve life insurance companies which enter into group annuity contracts with the Trustee. The Philip Morris Committee may remove any such investment manager or any successor investment manager, or direct the Trustee to do so, and any such investment manager may resign. In addition, the Philip Morris Committee may, upon removal or resignation of an investment manager, provide for the appointment of a successor investment manager. The Kraft Committee shall discharge the duties described in this Section 4.08 if such authority is transferred from the Philip Morris Committee to the Kraft Committee.

4.09 Participant Responsibility For Selection of Funds. Each Participant is solely responsible for the selection of his Investment Funds. Neither the Trustee, the

         Committee, any Administrative Committee, the Company nor any of the directors, officers or employees of the Company or any Affiliated Company is required to advise a Participant as to the manner in which his Accounts should be invested. The fact that a security is available to Participants for investment under the Plan shall not be construed as a recommendation for the purchase of that security, nor shall the designation of any Investment Fund impose any liability on the Company, any Affiliated Company, their directors, officers or employees, the Trustee, the Committee, or any Administrative Committee.

                                    ARTICLE V

                                    ACCOUNTS

5.01 Valuation of Accounts. As of each Valuation Date, the Accounts of each Participant shall be adjusted to reflect any appreciation or depreciation in the fair market value and any income earned by each Investment Fund in which the Participant's Accounts are invested since the prior Valuation Date. Such fair market value shall be the aggregate fair market value of all securities or other property held for each Investment Fund, plus cash and accrued earnings, less accrued expenses and proper charges against each Investment Fund.

         When determining the value of Participant Accounts, any deposits due which have not been deposited in the Trust Fund on behalf of the Participant shall be added to his Accounts. Similarly, adjustments of accounts for appreciation or depreciation of an Investment Fund shall be deemed to have been made as of the Valuation Date to which the adjustment relates, even though they are actually made as of a later date.

5.02 Valuation Upon Transfer, Withdrawal or Distribution. The valuation of accounts for purposes of an in-service withdrawal, a transfer of accounts to another Investment Fund, or a cash distribution shall be the same as described in Section 5.01.

5.03 Statement of Accounts. Each Participant shall be furnished at least annually a statement setting forth the value of his Accounts.

                                   ARTICLE VI

                             VESTING AND FORFEITURES

6.01 Vesting of Participant's Contributions. Each Participant's Basic Contribution Account, Supplemental Contribution Account and Rollover Account shall at all times be fully vested.

6.02 Vesting of Company Contributions. A Participant shall become fully vested in his Company Contribution Account upon the earliest of (i) completion of 60 months of Service, (ii) 24 months of employment after his initial Enrollment Date, or (iii) the occurrence of any one of the following:

         (a)      attainment of age 65;
         (b)      retirement at age 65;
         (c)      disability (as defined by the Social Security Administration);
         (d)      death;
         (e)      termination of employment as a result of Job Elimination;
         (f)      termination of the Plan, or
         (g)      complete discontinuance of Company Contributions.

         The foregoing notwithstanding, if negotiated with a collective bargaining unit when negotiating Plan coverage for the unit, an Eligible Employee who is a member of such unit shall be immediately and fully vested in his Account if he enrolls in the Plan as of the first possible date for members of his unit.

         With respect to an Employee who becomes a Participant following the merger of the Nabisco Retirement Savings Plan (the "Savings Plan"), the Nabisco Retirement Plan (the "Retirement Plan"), the Stella D'Oro Biscuit Co., Inc. Profit Sharing Plan (the "Profit Sharing Plan"), the Stella D'Oro Biscuit Co. Midwest, Inc. Retirement Plan (the "Midwest Plan"), or the Stella D'Oro Biscuit Co., Inc. Salary Reduction Plan (for Employees of Local 50) (the "Local 50 Plan") with the Plan, the following additional conditions shall apply regarding any amount credited to his Company Contribution Account:

         (a) The vested percentage shall not be less than the vested percentage, determined as of the merger date, of the Employee's (i) matching contribution account and supplemental contribution account under the Savings Plan or (ii) the amount attributable to employer contributions under the Retirement Plan.

         (b) A "Year of Service" under the Savings Plan shall be equivalent to 12 months of Service under the Plan.

         (c) With respect to a former participant in the Savings Plan or the Retirement Plan, the Employee's Enrollment Date shall be the later of November 19, 1999 or the date of hire by the Company.

         (d) The Employee shall be credited with 12 months of Service for the period beginning July 1, 2000 and ending June 30, 2001 if he would have been credited with a "Year of Service" under the Savings Plan for such period. A "Year of Service" shall have the meaning described in Section 8.2 of the Savings Plan.

         (e) All service under the Savings Plan, Retirement Plan, Profit Sharing Plan, Midwest Plan and Local 50 Plan as of the merger date will be taken into account under the Plan.

         (f) As of the merger date, all participants in the Profit Sharing Plan, Midwest Plan and Local 50 Plan will have a 100% vested interest in their Company Contribution Account.

         (g) With respect to a former participant in the Retirement Plan, any such Employee will have a 100% vested interest upon attaining age 55 while employed by the Company.

6.03 Forfeiture on Termination of Employment. If a Participant's employment is terminated prior to attainment of age 65 for reasons other than Retirement, Disability, death, or Job Elimination the portion, if any, of his Company Contribution Account in which he is not vested shall be forfeited upon the earlier of (i) the accrual of five (5) consecutive Break in Service years, or (ii) the receipt of a cash-out and, under circumstances where all Participant Contributions were distributed prior to Termination of Employment or there are no Participant Contributions, a cash-out will be deemed to have been made on the date the Termination of Employment occurred. All forfeitures pursuant to
         (ii) above are subject to the provisions of Section 6.05. A "Break in Service" is any 12-consecutive month period beginning on a Severance Date during which an Employee does not complete an Hour of Service.

6.04 Disposition of Forfeitures. All forfeitures shall be used to reduce Company Contributions otherwise payable to the Plan.

6.05 Restoration of Forfeitures. Any amount forfeited pursuant to the provisions of clause (ii) of Section 6.03 shall be restored to the Account of a Participant if the Participant is re-employed before he accrues five consecutive Break in Service years. The restoration will occur without the requirement that the Participant repay to the Plan any amounts previously distributed to him.

                                   ARTICLE VII

                                  DISTRIBUTIONS

7.01     Distribution of Benefits.

         (a) Termination of Employment. A Participant who has a Termination of Employment for reasons other than retirement, disability or death shall receive a lump sum distribution of the value of his vested Accounts, subject to the provisions of Section 7.01
                  (e). Distribution shall be made as soon as administratively feasible following the valuation of the Participant's Accounts. If the Committee has not received an application for distribution by the time specified in subsection (d) below, a distribution shall automatically be made at such time.

         (b) Retirement or Disability. A Participant who has a Termination of Employment due to retirement or disability shall receive a lump sum distribution of the value of his Accounts. Distribution shall be made as soon as administratively feasible following the valuation of the Participant's Accounts. However and notwithstanding anything in this Plan to the contrary, a Participant may not postpone payment beyond April 1 of the calendar year following the calendar year in which he attains age 70 1/2. Participants who are not 5% owners (as defined in Code Section 416(i)(1)(B)) and who attained age 70 1/2 prior to January 1, 1988, are not required to have their distribution commence prior to April 1 of the calendar year following the calendar year in which they retire, regardless of their age.

         (c) Death. The Accounts of a Participant who has died shall be distributed to his Beneficiary in a single lump sum payment. Payment will be made after notification and verification of the Participant's death; provided, however, that if the Beneficiary is the Participant's Surviving Spouse, a distribution shall not be made until after a written application for distribution from the Surviving Spouse has been received by the Committee. The Accounts shall be valued as soon as administratively feasible after receipt of the written application for distribution, and distribution shall be made as soon as administratively feasible following the valuation of the Participants Accounts. If the Committee has not received an application for distribution by the time the Participant would have attained age 65, the distribution shall automatically be made at such time.

         (d) Latest Date for Distribution. Distributions to a Participant shall commence no later than the April 1 following the calendar year in which the Participant attains age 70 1/2.

         (e) Small Lump Sum Cash-Outs. The foregoing notwithstanding, if the value of the Participant's Account does not exceed $5,000, a distribution shall be made to the Participant as soon as administratively feasible after a written application for distribution has been received by the Committee, valued as soon as administratively feasible after receipt of such application; provided, however, that if the Committee does not receive a written application for distribution within 90 days after the Participant's Termination of Employment, the Account shall be valued and distribution shall be made as soon as administratively feasible after the expiration of such 90-day period. In no event shall the Account of a Participant which is in excess of the amount of $5,000 be distributed to him or on his behalf prior to the time specified in (d) above without the written consent of the Participant or, if applicable, his Surviving Spouse.

         (f) QDRO. Notwithstanding subsections (a)-(e) above and Section 8.05, if a qualified domestic relations order, as described in
                  Section 12.05, requires the distribution of all or part of a Participant's benefits under the Plan, the establishment or acknowledgment of the alternate payee's rights to benefits under the Plan in accordance with the qualified domestic relations order shall in all events be applied in a manner consistent with the terms of the Plan. Notwithstanding the foregoing, (i) the Committee is authorized, pursuant to such uniform and nondiscriminatory rules as it shall establish which shall be consistent with applicable law and the terms of the applicable qualified domestic relations order, to cash out benefits to which alternate payees may be entitled prior to the date such benefits would otherwise become payable in accordance with the applicable provisions of the Plan, and
                  (ii) in no event shall the recognition of an alternate payee's rights in accordance with this Section 7.01(f) be deemed to include the right to make a withdrawal pursuant to the provisions of Article VI, make a loan application pursuant to the provisions of Article IX or to receive any benefits in the form of a partial payment.

         (g) Company/Affiliated Company Stock Fund Distributions. With respect to any Investment Fund that consists of the common stock of the Company or an Affiliated Company, the Participant or his Beneficiary may elect that the distribution from any such Investment Fund be made in the form of cash or shares of stock, except that any fractional portion of a share shall be paid in cash. If a Participant does not make an election in connection with the distribution, all amounts shall be paid in cash.

         (h) Installment Distributions. Notwithstanding any provision of the Plan to the contrary, a Participant or Beneficiary may elect to receive the value of his Accounts in monthly or annual installment payments; provided, however, such Participant may elect at any time to receive the remaining amount credited to his Accounts in a lump-sum distribution.

7.02 Proof of Death and Right of Beneficiary. The Committee may require and rely upon such proof of death and such evidence of the right of any Beneficiary to receive the undistributed value of the Account of a deceased Participant as the Committee may deem proper, and its determination of death and of the right of such Beneficiary or other person to receive payments shall be conclusive.

7.03 Completion of Appropriate Forms. The Committee has prescribed forms/procedures providing notice to it in order for a distribution to be made under the Plan. In the event a Participant or Beneficiary does not comply with such procedures before the date a distribution becomes payable under the terms of the Plan, distribution from such Participant's or Beneficiary's Account may, at the option of the Committee (taking into account Section 12.12), be mailed to the Address of Record as provided in Section 12.09.

7.04     Investment Pending Distribution.

         (a) The provisions of Section 4.06 shall continue to apply to the accounts of inactive Participants.

         (b) A Participant is not entitled to any interest, dividends or any other form of investment proceeds on his Account for the period between the Valuation Date and the date payment is made.

7.05     Direct Rollovers.

         This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the plan to the contrary that would otherwise limit a distributee's election under this Article, a distributee may elect, at the time and in the manner prescribed by the plan administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

         (a) Eligible Rollover Distribution. An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and any hardship distribution described in Code
                  Section 401(k)(2)(B) made after 1998.

         (b) Eligible Retirement Plan. An eligible retirement plan is an individual retirement account described in section 408(a) of the Code, and individual retirement annuity described in section 408(b) of the Code, and annuity plan described in
                  section 403(b) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

         (c) Distributee. A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

         (d) Direct Rollover. A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.

                                  ARTICLE VIII

                  WITHDRAWAL PRIOR TO TERMINATION OF EMPLOYMENT
                     AND SPECIAL PRE-TAX CONTRIBUTION RULES

8.01 Election to Withdraw from Accounts. As of any Valuation Date and subject to Sections 8.02, 8.03 and 8.04, a Participant may elect to withdraw, in cash only and in a stated amount, all or a portion of the value of vested amounts in his Accounts from which withdrawals are allowed.

8.02 Withdrawal of After-Tax and Company Contributions. Withdrawals as described in Section 8.01 and subject to the rules of Section 8.03 shall be applied by the Committee against a Participant's Accounts as follows:

         Tax-free Withdrawal: Any dollar amount up to 100% of his After-Tax Contributions contributed prior to January 1, 1987, or their value, if less.

         Regular Withdrawal: The amount available as a Tax-free Withdrawal, plus any dollar amount up to the remaining value of his After-Tax Contributions, his Rollover Account and vested Company Account. Participants with less than five years of Plan participation may not withdraw After-Tax Contributions that were matched by the Company and are in the Plan for less than 24 months or Company Contributions that are in the Plan for less than 24 months.

         Hardship Withdrawal: A Participant who qualifies for a financial hardship as defined in Section 8.04 may withdraw up to 100% of the amount available under a Regular Withdrawal, plus the remaining value, if any, of his After-Tax Contributions, the remaining vested value of his Company Contributions and an amount from his Pre-Tax Contributions Account that does not exceed his Pre-Tax Contributions plus earnings credited to such contributions as of December 31, 1988.

         Withdrawal Upon Attainment of Age 59 1/2 or Disability: A Participant who has attained age 59 1/2 or is totally disabled, as such term is defined by the Social Security Administration, may withdraw the amount available under a Regular Withdrawal, plus any dollar amount up to the remaining vested value of his After-Tax, Company and Pre-Tax Contributions.

8.03 Rules Applicable to Withdrawals Prior to Termination of Employment. The following rules shall, except as noted in Section 8.04, apply to withdrawals under this Article VIII:

         (a) Withdrawals may only be made by prior notice to the Committee in the manner prescribed by the Committee.

         (b) Excluding Hardship withdrawals, no more than one withdrawal may be made in any six-month period.

         (c) Excluding Hardship withdrawals, in no event may a Participant make a withdrawal in an amount less than $1,000, or the maximum amount available for withdrawal as a Tax-free Withdrawal or a Regular Withdrawal, if less.

         (d) In no event may a Participant elect an order of withdrawal other than set forth in Section 8.02, nor may a Participant select the classification or Investment Fund from which his stated amount of withdrawal will be withdrawn.

         (e) Payments of withdrawal amounts will be made as soon as practicable after a Participant's election to withdraw.

         (f) Amounts received from any Prior or Affiliated Plan in a trust-to-trust transfer which were subject to Code Section 401(k), under such Plan, shall be subject to Code Section 401(k) requirements under this Plan.

8.04     Hardship Withdrawals.

         Financial hardship for purposes of Section 8.02 shall mean that a Participant requires a withdrawal of money for an immediate and heavy financial need. Such withdrawal cannot exceed the sum of (i) the amount required to meet such need and (ii) any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated as a result of the distribution. No withdrawal shall be permitted unless the hardship cannot reasonably be relieved from other sources, including distributions (other than hardship withdrawals) and nontaxable loans available under this Plan or any other plan, through reimbursement or compensation by insurance or otherwise by liquidation of assets to the extent such liquidation would not itself cause an immediate and heavy financial need, by cessation of all Pre-Tax Contributions or After-Tax Contributions under the Plan, or by borrowing from commercial sources on reasonable commercial terms. Purchase by a Participant of a primary residence, the need to prevent eviction or foreclosure on the primary residence of a Participant, post-secondary education tuition, related fees, and room and board for a Participant or his dependents and any non-reimbursed medical expense of a Participant or his dependents may generally be considered situations of heavy financial need, unless otherwise governed by law or regulation. The Committee may, under rules established by it which are uniformly applicable to all similarly situated Participants, determine other circumstances where a Participant has a heavy financial need and the decision of the Committee as to whether a Participant satisfies the financial hardship rule shall be conclusive, unless otherwise governed by law or regulation.

8.05 Restrictions on Pre-Tax Contribution Distributions. Notwithstanding any other provision in this Plan to the contrary, a Participant's Pre-Tax Contribution Accounts may not be distributed earlier than upon one of the following events:

         (a) The Participant's retirement, death, disability or Termination of Employment;

         (b) The termination of the Plan without the establishment of a successor plan;

         (c)      A Participant's attainment of age 59 1/2;

         (d)      A Participant's hardship, restricted as set forth in Section
                  8.04.

         (e) The sale or disposition of the Company or any Affiliated Company to an unrelated corporation, which does not maintain the Plan, of substantially all of the assets used in a trade or business, but only with respect to Employees who continue with the acquiring corporation; or

         (f) The sale or disposition by the Company or any Affiliated Company of its interest in a subsidiary to an unrelated entity which does not maintain the Plan, but only with respect to Employees who continue employment with the subsidiary.

         This Section is intended to comply with the earliest distribution requirements of Treasury Reg. 1.401(k)-l(d) and is not intended to add any forms of distribution not otherwise allowed under the Plan.

                                   ARTICLE IX

                                      LOANS

9.01 Loan Provisions. An active Participant may make application to the Committee to borrow from the Trust Fund and the Committee may in its sole discretion permit such a loan upon the conditions hereinafter specified and any other rules promulgated by the Committee.

         (a) Loans shall be made available to all Participants on a reasonably equivalent basis and (i) shall not be made available to highly compensated employees (as defined in Section 414(q) of the Code) in an amount greater than the amount made available to other Participants, and (ii) shall not be permitted for purchasing securities or in any way financing a securities investment.

         (b) The maximum amount of a loan to a Participant shall not exceed the lesser of: (i) 50% of the Participant's vested interest in his Account; or (ii) $50,000, reduced by the highest outstanding loan balance during the preceding twelve months. The minimum loan amount is $1,000. Notwithstanding the foregoing, no amount of a Participant's Account shall be considered available for a loan if it is subject to a qualified domestic relations order as such term is defined under Section 414(p)(1)(A) of the Code.

         (c) The Committee shall have complete discretion in determining lien priorities among the various investments in the Account. The Committee shall determine the interest rate for each loan, consistent with the rate being charged by other lending institutions for a similar loan to an unrelated borrower on the same date. A loan shall be deemed to be an investment of a Participant's individual Account and all interest payments and repayments of principal shall be credited to the Account of the Participant.

         (d) The Participant shall be required to authorize payroll deductions from his compensation in an amount sufficient to repay the loan over its term. Loan repayment amounts shall be credited to a Participant's Account as of the date of payment of the Compensation from which the repayment is taken. In the event of default of the Participant before the loan is repaid in full, the unpaid balance thereof shall become due and payable and, to the extent that the outstanding amount is not repaid within 60 days after demand for payment is sent, such amount shall be deemed to have been distributed and the Trustee shall first satisfy the indebtedness from the amount payable to the Participant before making any payment to the Participant. In the event of a Participant's death before the loan is repaid in full, the Participant's estate shall be the Beneficiary with respect to the outstanding loan notwithstanding any other deemed or actual Beneficiary designation and the unpaid loan balance shall be deemed to have been distributed to the Participant's estate.

                  Upon a Participant's Termination of Employment, the Participant can repay any outstanding loan balance in full or continue to repay the outstanding balance in the same amount and at the same rate as prior to the Termination of Employment. Repayments after a Participant's Termination of Employment shall be effected as determined by the Committee.

         (e) During the repayment period for the loan, the Participant shall be permitted to fully participate in the Plan.

         (f) The Participant shall execute such other documents as the Committee shall request.

         (g) Only one loan for each Participant may be outstanding at one time.

         (h) The Committee may make additional rules for loans under the Plan, provided that such rules are administered in a nondiscriminatory manner.

                                    ARTICLE X

                             ADMINISTRATION OF PLAN

10.01    Nabisco Employee Benefits Committee.

         (a) The general administration of the Plan and the responsibility for carrying out the provisions of the Plan shall be placed in the Committee, consisting of not less than three persons.

         (b) Any member of the Committee may resign by delivering his written resignation to the Secretary of the Committee and such resignation shall become effective upon the date specified therein. A member shall be deemed to have resigned if he leaves the active employment of the Company and all Affiliated Companies.

         (c) The Committee shall elect from its members a Chairman, and shall also elect a Secretary who may, but need not, be one of the members of the Committee. The Committee may appoint from its members such committees with such powers as it shall determine, and may authorize one or more of its members, or any agent, to execute or deliver any instrument or make any payment in its behalf.

         (d) The Committee shall hold meetings upon such notice, at such place or places, and at such time or times as it may from time to time determine.

         (e) A majority of the members of the Committee shall constitute a quorum for the transaction of business. All resolutions or other action taken by the Committee shall be by the vote of a majority of the members of the Committee present at any meeting or without a meeting by an instrument in writing signed by a majority of the members of the Committee.

         (f) No member of the Committee shall receive any compensation for his service as such, and, except as may be required by applicable law, no bond or other security is required of him in such capacity in any jurisdiction.

10.02    Administrative Committee.

         (a) The Committee, in its discretion, may delegate its administrative duties and responsibilities to one or more Administrative Committees each consisting of three or more persons, who shall be appointed by and serve at the pleasure of the Committee and one or more of whom may also be members of such Committee. Vacancies in the Administrative Committee shall be filled by the Committee but the Administrative Committee may act, notwithstanding any vacancies, so long as there are at least two members of such Committee. The members of an Administrative

                  Committee shall serve without compensation for their services as such, but shall be reimbursed by the Company for all necessary expenses incurred in the discharge of their duties.

         (b) Subject to restrictions imposed by the Committee, an Administrative Committee's powers shall include the following powers:

                  (i) to interpret Plan provisions with respect to eligibility, service, vesting and determination of benefits,

                  (ii) to calculate benefits and authorize the payment of benefits by the Plan trustees through disbursement accounts as directed by the Administrative Committee,

                  (iii) to authorize the payment of routine Plan expenses
                        exclusive of trustee, investment manager, or actuary fees,

                  (iv) to prepare and/or approve the filing of required governmental reports,

                  (v)   to maintain Plan and Account records,

                  (vi) to prepare employee announcements, forms and procedures, and

                  (vii) to review denials of benefit claims made by
                        Participants or Beneficiaries.

         The Administrative Committee, at its discretion, may delegate to assistants, including employees in the Company's Employee Benefits Department, ministerial and clerical duties.

10.03    Authority and Duties of Various Fiduciaries.

         (a) The Committee (or the Administrative Committee acting on behalf of the Committee) shall have the exclusive right to interpret the Plan and to decide any and all matters arising under the Plan or in connection with its administration, including determination of and eligibility for the amount of distributions and withdrawals. The Company shall have no power to direct or modify any interpretations, determinations, or decisions of the Committee. The Committee may amend the Plan, subject to the provisions of Section 11.01. Further, the Committee may adopt rules for the administration of the Plan and the conduct of its business and such rules shall be consistent with the provisions of the Plan.

         (b) The Committee and any other named fiduciary may each employ counsel, agents, and such clerical and accounting services as it may require in carrying out its responsibilities under the Plan. All fiduciaries shall be entitled to rely upon tables, valuations, certificates, opinions, and reports furnished by any actuary, accountant, or legal counsel appointed under the provisions of the Plan.

         (c) The Committee shall keep in convenient form such personnel data as may be necessary for the Plan. The Committee shall prepare, distribute, and file such reports and notices as may be required by applicable law or regulation.

         (d) The members of the Committee shall use that degree of care, skill, prudence and diligence that a prudent man acting in a like capacity and familiar with such matters would use in his conduct of a similar situation. A member of the Committee shall not be liable for the breach of fiduciary responsibility of another fiduciary unless (i) he participates knowingly in, or knowingly undertakes to conceal, an act or omission of such other fiduciary, knowing such act or omission is a breach; or (ii) by his failure to discharge his duties solely in the interest of the Participants, Surviving Spouses and Beneficiaries for the exclusive purpose of providing their benefits and defraying reasonable expenses of administering the Plan not met by the Company, he has enabled such other fiduciary to commit a breach; or (iii) he has knowledge of a breach by such other fiduciary and does not make reasonable efforts to remedy the breach; or (iv) the Committee improperly allocates duties among its members or delegates duties to others and fails to properly review such allocation or delegation of fiduciary responsibilities.

         (e) The Company will indemnify and hold harmless the members of the Committee and any person to whom fiduciary responsibilities are delegated under this Plan against any cost or expense (including attorney's fees) or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act, except in the case of willful misconduct.

         (f) Whenever, in the administration of the Plan, any discretionary action is required, the authorized party shall exercise his authority in a nondiscriminatory manner so that all persons similarly situated will receive substantially the same treatment.

10.04    Named Fiduciaries.

         (a) The Committee and any Administrative Committee shall each constitute named fiduciaries as such term is defined in ERISA.

         (b) Any fiduciary appointed as a named fiduciary by the Company by resolution or appointed by an appropriate instrument executed by an officer of the Company thereunto authorized shall also constitute a named fiduciary in respect of the duties delegated to him or it in such resolution or instrument.

10.05 Delegation. Any named fiduciary designated herein or appointed as provided herein, unless precluded from doing so by the terms of such appointment, may by appropriate instrument designate any person (including any firm or corporation) to carry out part or all of such fiduciary's responsibilities and upon such designation the named fiduciary shall have no liability, except as imposed by applicable law, for any act or omission of such person. The foregoing does not preclude any other fiduciary to the extent allowed by ERISA and the terms of his appointment from delegating part or all of such fiduciary's responsibilities with respect to the Plan.

10.06 Multiple Capacities. Any fiduciary may serve in more than one fiduciary capacity with respect to the Plan.

                                   ARTICLE XI

              AMENDMENTS, TERMINATION, PERMANENT DISCONTINUANCE
                  OF CONTRIBUTIONS, MERGER OR CONSOLIDATION

11.01 Amendments. Subject to the provisions hereinafter set forth, the Company reserves the right at any time and from time to time by action of the Committee in writing, both retroactively and prospectively, to modify or amend, in whole or in part, any or all of the provisions of the Plan; provided, however, that (a) no such modification or amendment shall make it possible for any part of the funds of the Plan to be used for, or diverted to, purposes other than for the exclusive benefit of Participants, Surviving Spouses or Beneficiaries under than Plan; and
         (b) no modification or amendment shall be made which has the effect of decreasing retroactively the Accounts of any Participant or of reducing the nonforfeitable percentage of the Company Contribution Account of a Participant below the nonforfeitable percentage thereof computed under the Plan as in effect on the later of the date on which the amendment is adopted or becomes effective; and provided further, that any amendment of the Plan that involves a material increase in benefits for officers of the Company, a material increase in cost or a material change in design, other than technical amendment required by law or regulations, must be approved by the Board of Directors. No amendment shall eliminate or reduce an early retirement benefit or eliminate an optional form of benefit except as permitted by law.

11.02 Termination or Permanent Discontinuance of Contributions. The Company may by action of the Committee terminate the Plan with respect to all participating locations or any of them or direct complete discontinuance of contributions hereunder by all or any of the locations for any reason at any time. In case of such termination or complete discontinuance of contributions hereunder, there shall automatically vest in the appropriate Participants nonforfeitable rights to the Company contributions credited to their Accounts, and the total amount in each Participant's Accounts shall be distributed, as the Committee shall direct, to him or for his benefit.

11.03 Partial Termination. In the event of a partial termination of the Plan, the provisions of Section 11.02 shall be applicable only to the Participants affected by such partial termination.

11.04 Benefits in Case of Merger or Consolidation. The Plan may not be merged or consolidated with, nor may its assets or liabilities be transferred to, any other plan unless each Participant, spouse or Surviving Spouse, former Participant, retired Participant or Beneficiary under the Plan would, if the resulting plan were then terminated, receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer if the Plan had then terminated.

                                   ARTICLE XII

                                  MISCELLANEOUS

12.01 Benefits Payable from Trust Fund. All persons with an interest in the Trust Fund shall look solely to the Trust Fund for any payments with respect to such interest.

12.02 Elections. Elections for benefits or Beneficiaries hereunder shall be made by a Participant in the manner prescribed by the Committee for such purposes, within the prescribed time limits.

12.03 No Right to Continued Employment. Neither the establishment of the Plan nor the payment of any benefits thereunder nor any action of the Company, the Board of Directors, the Committee, or the Trustee shall be held or construed to confer upon any person any legal right to be continued in the employ of the Company.

12.04 Inalienability of Benefits and Interests. No benefit payable under the Plan or interest in the Trust Fund shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void and no such benefit or interest shall be in any manner liable for or subject to debts, contracts, liabilities, engagements or torts of any Participant, Surviving Spouse or Beneficiary.

12.05    Qualified Domestic Relations Orders.

         (a) The provisions in Section 12.04 shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order: (i) is determined to be a qualified domestic relations order, as defined in Section 414(p) of the Code, or (ii) was entered before January 1, 1985.

         (b) If the Committee is in receipt of a domestic relations order, or the Committee is otherwise aware that a qualified domestic relations order affecting a Participant's account is being sought, the Committee may take such action as necessary (including, without limitation, restricting the participant's ability to withdraw or borrow funds in his or her Accounts) in order to administer the Plan consistently with the terms of any such qualified domestic relations order.

12.06 Payments for Exclusive Benefit of Participants. Payments of benefits in respect of the interest of a Participant under the Plan to any person other than such Participant in accordance with the provisions of the Plan shall be deemed to be for the exclusive benefit of such Participant.

12.07 New Jersey Law to Govern. All questions pertaining to the construction, regulation, validity and effect of the provisions of the Plan shall be determined in accordance with the laws of the State of New Jersey, except to the extent such laws are pre-empted by ERISA.

12.08 No Guarantee. Neither the Company nor the Trustee guarantee the Trust Fund in any manner against loss or depreciation.

12.09 Address of Record. Each individual or entity with an actual or potential interest in the Plan shall file and maintain a current record address with the Plan. Communications mailed by the Company, Trustee, or Committee to such record address fulfills all obligations to provide required information to Participants, including former employees, Surviving Spouses and Beneficiaries, in regard to the Plan. If no record address is filed, it may be presumed that the address used by the Company in forwarding statements of a Participant's Account is the record address.

12.10 Unlocated Spouse. Notwithstanding the consent requirement in Section 1.10, if the Participant establishes to the satisfaction of the Committee that such written consent cannot be obtained because there is no spouse or the spouse cannot be located, a waiver shall be deemed to be valid. Any consent necessary under Section 1.10 will be valid only with respect to the spouse who signs the consent, or in the event of a deemed election, the designated spouse.

12.11 Agent for Process. The Secretary of Kraft Foods North America, Inc. shall be the designated agent for the service of legal process.

12.12 Payments in the Event of Incompetency. If the Committee finds that a Participant or other person entitled to a benefit is unable to care for his affairs because of illness or accident or is a minor, the Committee may direct that any benefit payment due the Participant, unless claim shall have been made therefor by a duly appointed legal representative, be paid to his spouse, a child or a parent for the benefit of such Participant, and any such payment so made shall be a complete discharge of the liabilities of the Plan therefor.

12.13    Transfer of Accounts to This Plan.

         (a) Affiliated Plans. If a participant of a U.S. qualified Affiliated Plan becomes eligible to be a Participant of this Plan before receiving a distribution from the Affiliated Plan, this Account under the Affiliated Plan shall be transferred to this Plan by way of a trustee-to-trustee transfer. This Plan shall be considered as a successor plan with regard to such employee and all Affiliated Plan contributions transferred shall be treated as though they were made under this Plan for purposes of vesting, withdrawals and distributions. In the absence of an applicable Participant election, assets transferred from an Affiliated Plan shall be invested in equivalent investment funds under this Plan or, if an equivalent investment fund does not exist, in the Money Market Fund or, effective October 1, 1994, the Interest Income Fund;
                  and the accounts of participants and
                  beneficiaries under the Affiliated Plan will become their Accounts as Participants and Beneficiaries under this Plan, effective as of the transfer date. Once a Participant has received a distribution from the Affiliated Plan, it shall be treated as a Prior Plan for purposes of this Section 12.13.

         (b) Prior Plans. This Plan does not accept trustee-to-trustee transfers from a Prior Plan. However, the Trustee is authorized to accept as a Rollover Contribution any contribution that meets the following criteria:

                  (i) the contribution is made by, or on behalf of, an Eligible Employee;

                  (ii) the contributed amounts were distributed from the Prior Plan as an "eligible rollover distribution" (as defined in Section 7.05)

                  (iii) the contribution is made either (a) as a direct rollover from the Prior Plan to this Plan, or (b) by the Eligible Employee, within 60 days after the date such distribution is received by the Eligible Employee;

                  (iv) if applicable, the spousal consent requirements of Code Section 417(a)(2) were complied with; and

                  (v) such Rollover Contribution meets any other conditions as determined necessary by the Trustee or Committee to comply with Code Section 408(d)(3).

                  Rollover Contributions shall be held in the Eligible Employee's Rollover Contribution Account. The Eligible Employee is at all times fully vested with respect to his Rollover Contributions.

         (c) As of July 1, 1998, upon the spin-off and transfer of hourly participants' accounts from the Cornnuts, Inc. Profit Sharing and Retirement Plan (the "Cornnuts Plan") to this Plan, each hourly participant of the Cornnuts Plan shall have an Account in this Plan. The Cornnuts Plan shall be treated as an Affiliated Plan and this Plan shall provide, at a minimum, protection for any benefits under the Affiliated Plan that are required under Code Section 411(d)(6). In the absence of an applicable Participant election, assets transferred from such an Affiliated Plan shall be invested in equivalent investment funds under this Plan. Service with such Affiliated Plan shall be recognized for purposes of vesting in Company Contributions under Section 6.02.

12.14 Transfer of Plan Assets to an Affiliated Plan. If a Participant transfers employment from the Company to an Affiliated Company and thereafter becomes eligible to participate in an Affiliated Plan, the assets in his Accounts in the Plan shall be transferred to such Affiliated Plan in accordance with the terms thereof.

12.15 Headings. Headings of Articles and Sections of the Plan are inserted for convenience of reference. They constitute no part of the Plan.

12.16    Payment of Expenses.

         (a) Direct charges and expenses arising out of the purchase or sale of securities, and taxes levied on or measured by such transactions may be charged against the Account(s) or Investment Fund for which the transactions took place.

         (b) Direct charges or expenses arising out of the establishment and maintenance of any funding account with an insurance Company or other financial institution may be charged against the Account(s) or Investment Fund for which the funding account is established.

         (c) Investment Manager fees arising out of the establishment and maintenance of any Investment Fund may be charged against the Investment Fund for which the Investment Manager fees are incurred.

         (d) Trustee fees attributable to the Trust, auditor fees for the plan, and IRS user fees may be paid directly from the Trust. The Committee shall determine the manner in which these fees shall be charged against the Account(s) or Investment Funds held in the Trust.

         (e) Any other charges or expenses relating to the maintenance or administration of the Plan that are permitted under applicable law to be paid from the Trust including, but not limited to, recordkeeping fees, may be paid directly from the Trust. The Committee shall determine the manner in which these charges and expenses shall be charged against the Accounts or Investment Funds held in the Trust.

         (f) Any of the expenses in (a)-(e) above may, at the option of the Company, be paid wholly or partly directly by the Company.

         (g) The Company shall pay all other expenses reasonably incurred in administering the Plan.

         (h) The Committee may authorize additional expenses to be charged directly from the Trust; provided that such fees are in compliance with applicable law, are reasonable, and that any change in fee policy is communicated to Participants in a timely manner.

12.17 Direct or Indirect Transfer. With respect to any Participant who is actively employed, the Plan shall accept any "eligible rollover distribution" (as defined in Section 7.05) from a defined benefit plan, money purchase pension plan (including a target benefit plan), stock bonus plan, profit sharing plan, or a conduit individual retirement account.

                                  ARTICLE XIII

                                 CLAIM PROCEDURE

13.01 Initial Determination. The initial determination of a Participant's, Surviving Spouse's or Beneficiary's eligibility for, and the amount of, a benefit shall be made by the Administrative Committee, or in its absence, the Committee which shall mail or deliver to each covered individual who has filed an effective claim for a benefit a written statement of the amount of his benefit or a notice of denial of his claim on or before the 90th day following the Committee's receipt of such claim. If special circumstances require additional time for processing the claim, the Administrative Committee, or in its absence, the Committee may delay issuing its statement or notice for an additional 90 days provided that the Participant, Surviving Spouse or Beneficiary is notified of the circumstances necessitating the delay and the date the Committee expects to render its final opinion. A claim for benefits is not effective unless filed on forms prescribed by the Committee. Each notice of whole or partial denial of claimed benefits shall set forth the specific reasons for the denial, the time within which an appeal must be made by the Participant, Surviving Spouse or Beneficiary or his duly authorized representative, and shall contain such other information as may be required by applicable law. If a statement or notice is not issued within the prescribed period, the claim shall be deemed denied.

13.02 Review. Each Participant, Surviving Spouse or Beneficiary whose claim for benefits has been wholly or partially denied shall have such rights to review documents and submit comments as applicable law and regulations of the Committee may provide, and shall also have the right to request the Committee to review such denial; such request to be made on forms prescribed by the Committee. A request for review shall be filed by the Participant, Surviving Spouse or Beneficiary or his duly authorized representative on or before the 60th day following the, earlier of the Participant's, Surviving Spouse's or Beneficiary's receipt of notice of denial of his claim or the expiration of the prescribed period for issuing a statement of benefits or notice of denial. The Committee shall issue a written statement on or before the 60th day following its receipt of such request stating the Committee's decision on review and the reasons therefore, including specific references to pertinent Plan provisions on which the decision is based, and any other information required by applicable law. If special circumstances require additional time for processing such review, the Committee may delay issuing its decision for an additional 60 days provided that the Participant, Surviving Spouse or Beneficiary is notified of such circumstances and the date the Committee expects to render its final decision. If the decision is not issued within the prescribed period, the appeal shall be deemed denied.

                                   ARTICLE XIV

                             LIMITATION ON BENEFITS

14.01    Code Section 415 Limits.

         (a) The following definitions shall be applied in construing this Section.

                  (1) Defined Benefit Plan means any defined benefit plan (as defined in Section 415(k) of the Code) maintained by any Affiliated Company.

                  (2) Related Plan means any Defined Contribution Plan (as defined in Section 415(k) of the Code), other than the Plan, maintained by any Affiliated Company or any individual account maintained for voluntary contributions made by a Participant under a Defined Benefit Plan.

                  (3) Total Compensation means all remuneration paid to an Employee by any Affiliated Company, as determined pursuant to the provisions of Treasury Regulation
                        Section 1.415-2(d)(11)(i).

                  (4) Annual Addition means the sum of the following amounts credited to a Participant's account for the limitation year:

                        (i)   employer contributions;

                        (ii)  employee contributions;

                        (iii) forfeitures; and

                        (iv) amounts allocated to an individual medical account, as defined in Section 415(l)(2) of the Code, which is part of a pension or annuity plan maintained by the employer and amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee, as defined in Section 419A(d)(3) of the Code, under a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the employer.

         (b) Limitations Applicable to Participants in Defined Contribution Plans Only.

                  (i) The Annual Addition credited to a Participant under the Plan or any Related Plan for any Limitation Year must not exceed the lesser of (1) $30,000 (or, if greater, 25% of the defined benefit dollar limitation set forth in Section 415(b)(1) of the Code as in effect for the Plan Year) or (2) 25% of the Participant's Total Compensation for such Limitation Year.

                  (ii) Excess Annual Additions. If as a result of the allocation of forfeitures, a reasonable error in estimating a Participant's annual compensation, or under other limited facts and circumstances which the Commissioner of Internal Revenue finds justified, the Annual Additions which cause the limitations of Code
                        Section 415 for the limitation year to be exceeded shall not be deemed Annual Additions in that limitation year and shall be treated as follows:

                        The excess amounts in the Participant's Account attributable to Supplemental After-Tax Contributions shall first be returned to the Participant. If necessary, Company Contributions shall be used to reduce Company Contributions for the next limitation year (and succeeding limitation years, as necessary) for that Participant if that Participant is covered by the Plan as of the end of the limitation year. However, if that Participant is not covered by the Plan as of the end of the limitation year, then the excess amounts shall be held unallocated in a suspense account for the limitation year and allocated and reallocated in the next limitation year to all of the remaining Participants in the Plan. Furthermore, the excess amounts must be used to reduce Company Contributions for the next limitation year (and succeeding limitation years, as necessary) for all of the remaining Participants in the Plan. If a suspense account is in existence at any time during the limitation year in accordance with this Section, investment gains and losses and other income shall be allocated to the suspense account. To the extent that investment losses are allocated to the suspense account, the entire amount allocated to Participants from the suspense account, including any such gains or other income or less any losses, is considered as the Annual Addition.

         (c) In addition to other limitations set forth in the Plan and notwithstanding any other provisions of the Plan, contributions (and contributions to all other Defined Contribution Plans required to be aggregated under this Plan under the provisions of Section 415 of the Code), shall not be made in an amount in excess of the amount permitted under
                  Section 415 of the Code.

14.02 Code Section 416 Limits. This Section is intended to ensure the Plan's compliance with Section 416 of the Code. It shall be applicable to Participants for any Plan Year with respect to which the Plan is top-heavy.

         (a) Definitions. The following definitions shall be applied in construing this Section.

                  (i) Top-Heavy Plan means any plan maintained by the Company or an Affiliated Company if, as of the Determination Date, the Top-Heavy Ratio for the plan and all other plans in the Aggregation Group exceeds 60%. The plan will be deemed a "super top-heavy plan" if, as of the Determination Date, the Plan would meet the test specified above for being a Top-Heavy Plan if 90% were substituted for 60% in each place it appears in this subsection (i).

                  (ii) Determination Date means the last day of the preceding Plan Year (or, in the case of the first plan year of a plan, the last day of such Plan Year). When plan aggregation is required, calculation of accrued benefits as of the determination dates which fall within the same calendar year will be used.

                  (iii) Valuation Date means the same date as the
                        Determination Date.

                  (iv) Key Employee means each Employee or former Employee who is, at any time during the Plan Year ending on the "Determination Date", or was, during any one of the four Plan Years preceding the Plan Year ending on the Determination Date, any one or more of the following:

                        (1) An officer of the Company or an Affiliated Company having an annual compensation greater than 50% of the dollar limitation in effect under Code Section 415(b)(1)(A) for any Plan
                              Year;

                        (2) One of 10 Employees having annual compensation from the Company or an Affiliated Company of more than the dollar limitation in effect under Code
                              Section 415(c)(1)(A) and owning (or considered as owning within the meaning of Code Section 318) both the largest interests in the Company or an Affiliated Company and a 1/2% ownership interest;

                        (3) Any person owning (or considered as owning within the meaning of Code Section 318) more than 5% of the outstanding stock of the Company (or stock having more than 5% of the total combined voting power of all stock of the Company); or

                        (4) Any person who has annual compensation of more than $150,000 and would be described in subsection
                              (3) above, if "1%" was substituted for "5%".

                  For purposes of determining whether a person is an officer in subsection (1) above, in no event will more than 50 Employees be considered Key Employees solely by reason of officer status. In addition, persons who are merely nominal officers will not be treated as Key Employees solely by reason of their titles as officers. For purposes hereof, compensation is as defined in Section 1.415-2(d) of the Income Tax Regulations.

                  (v) Non-Key Employee means any Participant in the Plan (including a beneficiary of such Participant) who is not a Key Employee.

                  (vi) Aggregation Group means all plans that are subject to Required Aggregation (in accordance with subsection 14.02(b). The Aggregation Group may also include plans subject to Permissive Aggregation (in accordance with subsection 14.02(c)), if such aggregation would eliminate the status of plans in the Aggregation Group as Top-Heavy Plans.

         (b) Required Aggregation. This Plan and all other qualified plans, including any terminated plans, maintained by the Company or an Affiliated Company which include a Key Employee must be aggregated to determine if the group as a whole is top-heavy. In addition, each other qualified plan maintained by the Company or an Affiliated Company which enables any plan in which a Key Employee is a Participant to meet the requirements of Sections 410(a)(4) and 410 of the Code must be aggregated.

         (c) Permissive Aggregation. The Company may include other plans maintained by the Company or an Affiliated Company which when considered as a group with the required aggregation group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code, to determine if the group as a whole is top-heavy, provided such plans are comparable in benefits or contributions.

         (d)      Top-Heavy Ratio.

                  (i) The top-heavy ratio is a fraction, the numerator of which is the sum of account balances under the defined contribution plans in the Aggregation Group for all Key Employees and the present value of accrued benefits under the Defined Benefit Plans for all Key Employees, and the denominator of which is the sum of the account balances under the defined contribution plans in the Aggregation Group for all Participants and the present value of accrued benefits under the defined benefit plans in the Aggregation Group for all Participants. Both the numerator and denominator are adjusted to include any distributions made in the five-year period ending on the "Determination Date" and any contributions due but unpaid as of the Determination Date.

                  (ii) The value of account balances and the present value of accrued benefits will be determined as of the most recent Valuation Date. The account balances and accrued benefits of a Participant who is not a Key Employee but who was a Key Employee in a prior year will be disregarded. The calculation of the top-heavy ratio, and the extent to which distributions, rollovers and transfers are taken into account will be made in accordance with Section 416 of the Code and the regulations thereunder.

                  (iii) If any Participant has not performed an Hour of Service for the Company at any time during the five-year period ending on the Determination Date, the account of such Participant shall not be taken into account.

         (e) Minimum Vesting. For any Plan Year in which the Plan is a top-heavy plan as determined pursuant to Section 416 of the Code, a Participant will have a nonforfeitable right to a percentage of the Participant's Accounts derived from Company Contributions as set forth below if such schedule is more favorable to the Participant than the vesting schedule under
                  Section 7.02.

                  Years of Service Completed
                  For Vesting Purposes                    Vested Interest
                  Less than two                               0%
                  Two but less than three                    20%
                  Three but less than four                   40%
                  Four but less than five                    60%
                  Five or more                              100%

                  The above vesting schedule applies to all benefits within the meaning of Section 411 (a)(7) of the Code, including benefits accrued before the effective date of Section 416 of the Code and benefits accrued before the Plan became top-heavy. However, any Participants who has completed at least three (3) years of service for vesting purposes as of the last day of the last Plan Year (a) before the Plan became top-heavy or (b) in which the Plan is top-heavy, shall have the right to elect to continue to have the vesting schedule in effect on the last day of such Plan Year applied to all of his benefits under the Plan. Further, no reduction in vested benefits may occur in the event the Plan's status as top-heavy changes for any Plan Year.

         (f) Minimum Required Contribution. It is intended that the Company or an Affiliated Company will meet the minimum contribution requirements of Section 416(c) of the Code by providing a minimum contribution (which may include forfeitures otherwise allocable) without regard to any Social Security contributions for such Plan Year for each Participant who is a non-key employee in an amount equal to at least 3% of such Participant's compensation (as defined in Section 1.415-2(d) of the Income Tax Regulations) for such Plan Year. Such 3% minimum contribution requirement shall be increased to 4% for any year in which the Company or an Affiliated Company also maintains a defined benefit pension plan if necessary to avoid the application of
                  Section 416(h)(1) of the Code, relating to the special adjustments to Section 415 limits of the Code for top-heavy plans, if the adjusted limitations of Section 416(h)(1) would otherwise be exceeded if such minimum contribution were not so increased. The minimum contribution required shall be made to any non-key employee who is still employed on the last day of the plan year regardless as to the number of hours of Service performed during the year and regardless of the employee's level of compensation.

                  A non-key employee who is also covered under a defined benefit plan that is part of the same aggregation group shall receive his minimum benefit under the defined benefit plan, offset by the actuarially determined value of the minimum contribution made under this Plan.

                  If for the Plan Year the Plan becomes a super top-heavy plan, then the denominator of both the defined contribution plan fraction and the defined benefit plan fraction shall be calculated as set forth in Section 14.01(b) for the limitation year ending in such Plan Year by substituting "1.0" for "1.25" in each place such figure appears.

                  The percentage minimum contribution required hereunder shall in no event exceed the percentage contribution made for the Key Employee for whom such percentage is the highest for the Plan Year after taking into account contributions or benefits under other qualified plans in this Plan's aggregation group providing no other defined benefit plan uses the defined contribution plan to satisfy Code Section 401 (a) as provided in Section 416(c)(2)(B)(ii) of the Code.

                                   SCHEDULE A


                                                                            After-   Pre-    25%      Effective Date
Co./Division         Participating Unit   Location                          Tax      Tax    Match     (if after 1/1/92)
------------         ------------------   --------                          ---      ---    -----     -----------------
Biscuit              NUH                  Addison, IL                       Yes      Yes    Yes
Biscuit Sales        BCT #300             Addison, IL                       Yes      Yes    Yes
Biscuit Sales        NUH                  Albuquerque, NM                   Yes      Yes    Yes
Biscuit              NUH                  Altoona, PA                       Yes      Yes    Yes
Biscuit              NUH                  Amherst, NY                       Yes      Yes    Yes
Biscuit Sales        BCT #16              Amherst, NY                       Yes      Yes    Yes
Biscuit Sales        IBT #952             Anaheim, CA                       Yes      Yes    Yes       5/96
Biscuit              NUH                  Asheville, NC                     Yes      Yes    Yes
Biscuit Production   IAM #2               Atlanta, GA                       Yes      Yes    Yes       1/95
Biscuit Production   IBEW #613            Atlanta, GA                       Yes      Yes    Yes       1/95
Biscuit Production   BCT #42              Atlanta, GA                       Yes      Yes    Yes
Biscuit              NUH                  Atlanta, GA                       Yes      Yes    Yes
Biscuit              NUH                  Aurora, CO                        Yes      Yes    Yes
Biscuit              BCT #26              Aurora, CO                        Yes      Yes    Yes
Biscuit Sales        IBT #570             Baltimore, MD                     Yes      Yes    Yes       11/1/96
Biscuit Sales        NUH                  Baltimore, MD                     Yes      Yes    Yes
Biscuit Sales        NUH                  Bangor, ME                        Yes      Yes    Yes
Biscuit              IBT #734             Bedford Park, IL                  No       No     No
Biscuit Sales        RWDSU #441           Birmingham, AL                    Yes      Yes    Yes       2/1/97
Biscuit Sales        NUH                  Birmingham, AL                    Yes      Yes    Yes
Biscuit Sales        IBT #483             Boise, ID                         Yes      Yes    No        11/1/96
Biscuit              NUH                  Boise, ID                         Yes      Yes    Yes
Biscuit              NUH                  Boston, MA                        Yes      Yes    Yes
Biscuit Sales        BCT #300             Broadview, IL                     Yes      Yes    Yes
Biscuit              NUH                  Brockton, MA                      Yes      Yes    Yes
Biscuit              NUH                  Buena Park, CA                    No       No     No
Biscuit Production   BCT #83              Buena Park, CA                    Yes      Yes    Yes

                                                                            After-   Pre-    25%      Effective Date
Co./Division         Participating Unit   Location                          Tax      Tax    Match     (if after 1/1/92)
------------         ------------------   --------                          ---      ---    -----     -----------------
Biscuit Production   IBT #952             Buena Park, CA                    Yes      Yes    Yes       5/96
Foods Production     BCT #16              Buffalo, NY                       Yes      Yes    Yes
Foods Production     IUOE #71AB           Buffalo, NY                       Yes      Yes    Yes       6/1/95
Foods Production     IAM #330             Buffalo, NY                       Yes      Yes    Yes       1/1/95
Biscuit              NUH                  Buffalo, NY                       Yes      Yes    Yes
Biscuit Sales        NUH                  Burlington, VT                    Yes      Yes    Yes
Biscuit Sales        NUH                  Cairo, IL                         Yes      Yes    Yes
Foods Production     NUH                  Cambridge, MD                     Yes      Yes    Yes
Biscuit Sales        NUH                  Casper, WY                        Yes      Yes    Yes
Biscuit              NUH                  Cedar Rapids, IA                  Yes      Yes    Yes
Biscuit              IBT #238             Cedar Rapids, IA                  Yes      Yes    Yes
Biscuit Sales        NUH                  Charleston, SC                    Yes      Yes    Yes
Biscuit Sales        NUH                  Charlotte, NC                     Yes      Yes    Yes
Biscuit Sales        NUH                  Chattanooga, TN                   Yes      Yes    Yes       5/96
Biscuit              IBT #515             Chattanooga, TN                   No       No     No
Biscuit              NUH                  Chesapeake, VA                    Yes      Yes    Yes
Biscuit Production   IUOE #399            Chicago, IL                       Yes      Yes    Yes
Biscuit Production   IAM #8               Chicago, IL                       Yes      Yes    Yes       1/95
Biscuit Production   BCT #300             Chicago, IL                       Yes      Yes    Yes
Biscuit              NUH                  Chicago, IL                       Yes      Yes    Yes
Biscuit              NUH                  Cincinnati, OH                    Yes      Yes    Yes
Biscuit              NUH                  Cleveland, OH                     Yes      Yes    Yes
Biscuit Sales        BCT #26              Colorado Springs, CO              Yes      Yes    Yes
Biscuit              NUH                  Colorado Springs, CO              Yes      Yes    Yes
Biscuit Sales        NUH                  Columbia, SC                      Yes      Yes    Yes
Biscuit Sales        NUH                  Columbus, OH                      Yes      Yes    Yes
Biscuit Sales        IBT #163             Compton, OH                       Yes      Yes    Yes       5/96
Biscuit Sales        NUH                  Corpus Christi, TX                Yes      Yes    Yes
Biscuit              BCT #11              Corpus Christi, TX                Yes      Yes    Yes
Biscuit              BCT #163             Corpus Christi, TX                Yes      Yes    Yes

                                                                            After-   Pre-    25%      Effective Date
Co./Division         Participating Unit   Location                          Tax      Tax    Match     (if after 1/1/92)
------------         ------------------   --------                          ---      ---    -----     -----------------
Biscuit              NUH                  Culver City, CA                   Yes      Yes    Yes
Biscuit              IBT #63              Culver City, CA                   Yes      Yes    Yes
Biscuit              NUH                  Dallas, TX                        Yes      Yes    Yes
Field                IBT #767             Dennison, TX                      No       No     No
Biscuit Sales        BCT #72              Denver, CO                        Yes      Yes    Yes
Biscuit              NUH                  Denver, CO                        Yes      Yes    Yes
Biscuit              NUH                  Des Moines, IA                    Yes      Yes    Yes
Biscuit              IBT #147             Des Moines, IA                    No       No     No
Biscuit              NUH                  Des Moines, IA                    Yes      Yes    Yes
Biscuit              NUH                  Detroit, MI                       Yes      Yes    Yes
Biscuit Sales        NUH                  Dothan, AL                        Yes      Yes    Yes
Biscuit Sales        NUH                  Duncan, SC                        Yes      Yes    Yes
Biscuit              NUH                  Dunellen, NJ                      Yes      Yes    Yes
Biscuit              IBT #560             Dunellen, NJ                      Yes      Yes    Yes
Biscuit              NUH                  Earth City, MO                    Yes      Yes    Yes
Biscuit              IBT #688             Earth City, MO                    Yes      No     Yes
Biscuit Sales        IBT #560             Edison, NJ                        Yes      Yes    Yes       1/95
Biscuit Sales        NUH                  El Paso, TX                       Yes      Yes    Yes
Biscuit Sales        NUH                  Erie, PA                          Ye       Yes    Yes
Biscuit              NUH                  Eugene, OR                        Yes      Yes    Yes
Biscuit              IBT#57               Eugene, OR                        Yes      Yes    Yes
Biscuit Sales        NUH                  Evansville, IN                    Yes      Yes    Yes
Biscuit Sales        IBT #33              Fairfax, VA                       No       No     No        5/96
Biscuit Production   IUOE #68-68A         Fairlawn, NJ                      Yes      Yes    Yes
Biscuit Production   BCT #719             Fairlawn, NJ                      Yes      Yes    Yes
Biscuit              IBT #807             Fairlawn, NJ                      Yes      Yes    Yes
Biscuit Sales        IBT #116             Fargo, ND                         Yes      Yes    Yes       1/1/97
Biscuit              NUH                  Fargo, ND                         Yes      Yes    Yes
Biscuit Sales        IBT #51              Farmington, MI                    Yes      Yes    Yes       6/1/96
Biscuit              NUH                  Farmington, MI                    Yes      Yes    Yes

                                                                            After-   Pre-    25%      Effective Date
Co./Division         Participating Unit   Location                          Tax      Tax    Match     (if after 1/1/92)
------------         ------------------   --------                          ---      ---    -----     -----------------
Biscuit              NUH                  Flint, MI                         Yes      Yes    Yes
Biscuit              IBT #332             Flint, MI                         No       No     No
Biscuit Sales        NUH                  Ft. Lauderdale, FL                Yes      Yes    Yes
Biscuit              NUH                  Ft. Wayne, IN                     Yes      Yes    Yes
Biscuit Sales        IBT #414             Ft. Wayne, IN                     Yes      Yes    No        6/1/96
Biscuit Sales        IBT #559             Glastonbury, CT                   Yes      Yes    Yes       1/1/96
Biscuit              NUH                  Glastonbury, CT                   Yes      Yes    Yes
Biscuit              NUH                  Glenview, IL                      Yes      Yes    Yes
Biscuit              BCTU #300            Glenview, IL                      Yes      Yes    Yes
Biscuit Sales        NUH                  Goldsboro, NC                     Yes      Yes    Yes
Biscuit              NUH                  Green Bay, WI                     Yes      Yes    Yes
Biscuit Sales        IBT #75              Green Bay, WI                     Yes      Yes    Yes       8/1/96
Biscuit Sales        NUH                  Greensboro, NC                    Yes      Yes    Yes
Biscuit              NUH                  Greenville, SC                    Yes      Yes    Yes
Biscuit Sales        IBT #114             Hamilton, OH                      Yes      Yes    Yes
Biscuit              NUH                  Hamilton, OH                      Yes      Yes    Yes
Biscuit              NUH                  Hayword, CA                       Yes      Yes    Yes
Biscuit              IBT #70              Hayword, CA                       No       No     No
Biscuit              IBT #853             Hayword, CA                       No       No     No
Biscuit Sales        IBT #2               Helena, MT                        Yes      No     Yes
Biscuit              NUH                  Helena, MT                        Yes      Yes    Yes
Biscuit              NUH                  Henrietta, NY                     Yes      Yes    Yes
Biscuit              IBT #791             Henrietta, NY                     Yes      Yes    Yes
PLS                  RWDSU #82            Holland, MI                       Yes      Yes    Yes 50%
LS                   NUH                  Holland, MI                       Yes      Yes    Yes 50%
Biscuit Sales        NUH                  Honolulu, HI                      Yes      Yes    Yes
Biscuit Sales        IBT #463             Horsham, PA                       Yes      Yes    No        6/1/95
Biscuit              NUH                  Horsham, PA                       Yes      Yes    Yes
Biscuit Production   MILL #2232           Houston, TX                       Yes      Yes    Yes
Biscuit Production   IBEW #716            Houston, TX                       Yes      Yes    Yes

                                                                            After-   Pre-    25%      Effective Date
Co./Division         Participating Unit   Location                          Tax      Tax    Match     (if after 1/1/92)
------------         ------------------   --------                          ---      ---    -----     -----------------
Biscuit Production   BCT #163             Houston, TX                       Yes      Yes    Yes
Biscuit              IBT #988             Houston, TX                       Yes      Yes    Yes
Biscuit              NUH                  Houston, TX                       Yes      Yes    Yes
Biscuit Sales        NUH                  Huntington, WV                    Yes      Yes    Yes
Foods Production     UFCW #700            Indianapolis, IN                  Yes      Yes    No        6/1/96
Biscuit Sales        IBT #135             Indianapolis, IN                  Yes      Yes    Yes       2/1/97
Biscuit Sales        IBT #745             Irving, TX                        Yes      Yes    Yes       4/95
Biscuit              NUH                  Irving, TX                        Yes      No     Yes
Biscuit Sales        NUH                  Jacksonville, FL                  Yes      Yes    Yes
Biscuit              NUH                  Kansas City, MO                   Yes      Yes    Yes
FSD                  NUH                  Kent, WA                          No       No     No
Biscuit              NUH                  Kent, WA                          Yes      Yes    Yes
Biscuit              IBT #117             Kent, WA                          Yes      Yes    Yes
Biscuit              IBT #174             Kent, WA                          Yes      Yes    Yes
Biscuit Sales        NUH                  LaCrosse, WI                      Yes      Yes    Yes
Biscuit Sales        NUH                  Lafayette, LA                     Yes      Yes    Yes
Biscuit Sales        NBC                  Landover, MD                      Yes      Yes    Yes
Biscuit              NBC                  Lansing, MI                       Yes      Yes    Yes
Biscuit Sales        IBT #14              Las Vegas, NV                     Yes      Yes    Yes       5/96
Biscuit              NUH                  Las Vegas, NV                     Yes      Yes    Yes
Biscuit Sales        IBT #669             Latham, NY                        Yes      Yes    Yes       8/1/94
Biscuit              NUH                  Latham, NY                        Yes      Yes    Yes
Biscuit Sales        IBT #878             Little Rock, AK                   Yes      Yes    Yes
Biscuit              NUH                  Little Rock, AK                   Yes      Yes    Yes
Biscuit              NUH                  Los Angeles, CA                   Yes      Yes    Yes
Biscuit Sales        IBT #89              Louisville, KY                    Yes      Yes    Yes
Biscuit Sales        NUH                  Louisville, KY                    Yes      Yes    Yes
Biscuit Sales        NUH                  Lubbock, TX                       Yes      Yes    Yes
Biscuit Sales        NUH                  Macedonia, OH                     Yes      Yes    Yes
Biscuit Sales        IBT #52              Macedonia, OH                     Yes      Yes    Yes

                                                                            After-   Pre-    25%      Effective Date
Co./Division         Participating Unit   Location                          Tax      Tax    Match     (if after 1/1/92)
------------         ------------------   --------                          ---      ---    -----     -----------------
Biscuit              NUH                  Macon, GA                         Yes      Yes    Yes
Biscuit              IBT #528             Macon, GA                         No       No     No
Biscuit              NUH                  Mansfield,                        Yes      Yes    Yes
Biscuit              NUH                  Marlton                           Yes      Yes    Yes
Biscuit Sales        BCT #719             Maspeth, NY (Garage)              Yes      Yes    Yes
Biscuit              NUH                  Maumelle                          Yes      Yes    Yes
Biscuit              IBT #878             Maumelle                          Yes      Yes    Yes
Biscuit              NUH                  Medford, OR                       Yes      Yes    Yes
Biscuit              IBT #962             Medford, OR                       Yes      Yes    Yes
Biscuit              NUH                  Melbourne, FL                     Yes      Yes    Yes
Biscuit              IBT #984             Memphis, TN                       Yes      Yes    Yes
Biscuit              NUH                  Memphis, TN                       Yes      Yes    Yes
Biscuit              NUH                  Meridian, MS                      Yes      Yes    Yes
Biscuit              NUH                  Methuen, MA                       Yes      Yes    Yes
Biscuit              IBT #686             Methuen, MA                       Yes      Yes    Yes
Biscuit              NUH                  Miami, FL                         Yes      Yes    Yes
Biscuit              NUH                  Milpitas, CA                      Yes      Yes    Yes
Biscuit              IBT #078             Milpitas, CA                      Yes      Yes    Yes
Biscuit              IBT #296             Milpitas, CA                      Yes      Yes    No
Biscuit              NUH                  Minneapolis, MN (East and West)   Yes      Yes    Yes
Biscuit Sales        IBT #289             Minneapolis, MN (East and West)   Yes      Yes    Yes       1/1/96
Biscuit              NUH                  Modesto, CA                       Yes      Yes    Yes
Biscuit Sales        NUH                  Montgomery, AL                    Yes      Yes    Yes
Biscuit              NUH                  Montgomery, NY                    Yes      Yes    Yes
Biscuit              IBT #338             Montgomery, NY                    Yes      Yes    Yes
Biscuit              IBT #64              Montgomery, NY                    Yes      Yes    Yes
Biscuit              IBT #26              Monticello, NY                    Yes      Yes    Yes
Biscuit              IUOE #399            Naperville, IL                    Yes      No     Yes
Biscuit              AFGM #343            Naperville, IL                    Yes      No     Yes
Biscuit              IAM #1202            Naperville, IL                    Yes      No     Yes

                                                                            After-   Pre-    25%      Effective Date
Co./Division         Participating Unit   Location                          Tax      Tax    Match     (if after 1/1/92)
------------         ------------------   --------                          ---      ---    -----     -----------------
Biscuit Sales        NUH                  Nashville, TN                     Yes      Yes    Yes
Biscuit              NUH                  New Bedford, MA                   Yes      Yes    Yes
Biscuit Production   IBT #344             New Berlin, WI                    Yes      Yes    Yes
Biscuit              NUH                  New Berlin, WI                    Yes      Yes    Yes
Biscuit Sales        BCT #719             New Hyde Park, NY                 Yes      Yes    Yes
Biscuit              IBT #807             New Hyde Park, NY                 No       No     No
Biscuit Sales        IBT #270             New Orleans, LA                   Yes      No     Yes
Biscuit              NUH                  New Orleans, LA                   Yes      Yes    Yes
Biscuit Production   BCT #357             Niagara Falls, NY                 Yes      Yes    Yes
Biscuit Production   F&O #90              Niagara Falls, NY                 Yes      Yes    Yes 50%
Biscuit Production   IBT #586             Niagara Falls, NY                 Yes      Yes    No        1/?/95
Biscuit              BCT #1               Niles, IL                         Yes      Yes    Yes
Biscuit              IBT #734             Niles, IL                         No       No     No
Biscuit Sales        BCT #42              Norcross, GA                      Yes      Yes    Yes
Biscuit              NUH                  Norcross, GA                      Yes      Yes    Yes
Biscuit Sales        IBT #64              North Smithfield, RI              Yes      Yes    Yes       1/1/96
Biscuit              NUH                  North Smithfield, RI              Yes      Yes    Yes
Biscuit              IBT #64              North Smithfield, RI              Yes      Yes    Yes
Stella               BCT #50              NY/NJ                             Yes      Yes    Yes
Stella               IBT #550             NY/NJ                             Yes      Yes    Yes
Biscuit Sales        BCT #719             Oakdale, NY                       Yes      Yes    Yes
Biscuit              NUH                  Oakdale, NY                       Yes      Yes    Yes
Biscuit              BCT #125             Oakdale, NY                       Yes      Yes    Yes
Biscuit Sales        NUH                  Oklahoma City, OK                 Yes      Yes    Yes
Biscuit Sales        NUH                  Olean, NY                         Yes      Yes    Yes
Biscuit              IBT #554             Omaha, NE                         No       No     No
Biscuit              NUH                  Ontario, CA                       Yes      Yes    Yes
Biscuit              IBT #166             Ontario, CA                       Yes      Yes    Yes
Biscuit              IBT #952             Ontario, CA                       Yes      Yes    Yes
Biscuit Sales        NUH                  Orlando, FL                       Yes      Yes    Yes

                                                                            After-   Pre-    25%      Effective Date
Co./Division         Participating Unit   Location                          Tax      Tax    Match     (if after 1/1/92)
------------         ------------------   --------                          ---      ---    -----     -----------------
Biscuit              IBT #186             Oxnard, CA                        No       No     No
Biscuit              IBT #627             Peoria, IL                        No       No     No
Biscuit Production   BCT #492             Philadelphia, PA                  Yes      Yes    Yes
Biscuit              NUH                  Philadelphia, PA                  Yes      Yes    Yes
Biscuit              NUH                  Phoenix, AZ                       Yes      Yes    Yes
Biscuit              IBT #104             Phoenix, AZ                       Yes      Yes    No
Biscuit Production   IUOE #95-95A         Pittsburgh, PA                    Yes      Yes    Yes
Biscuit Production   BCT #12-A            Pittsburgh, PA                    Yes      Yes    Yes
Biscuit              NUH                  Pittsburgh, PA                    Yes      Yes    Yes
Biscuit              NUH                  Pleasanton, CA                    Yes      Yes    Yes
Biscuit              BCT #719             Pleasantville, NY                 Yes      Yes    Yes
Biscuit Sales        NUH                  Portland, OR/ME                   Yes      Yes    Yes
Biscuit Production   IAM #63              Portland, OR                      Yes      Yes    Yes       1/95 ?
Biscuit Production   IUOE #87             Portland, OR                      Yes      Yes    Yes       1/95 ?
Biscuit Production   BCT #364             Portland, OR                      Yes      Yes    Yes
Biscuit              IBT #206             Portland, OR                      Yes      Yes    No
Biscuit              IBT #305             Portland, OR                      Yes      Yes    Yes
Biscuit              IBT #962             Portland, OR                      Yes      Yes    Yes
Biscuit              NUH                  Portland, OR                      Yes      Yes    Yes
Biscuit Sales        NUH                  Portsmouth, VA                    Yes      Yes    Yes
Biscuit Sales        NUH                  Quincy, IL                        Yes      Yes    Yes
Biscuit              IBT #891             Richland, MS                      Yes      Yes    Yes
Biscuit              NUH                  Richland, MS                      No       No     No
Biscuit Sales        NUH                  Richmond, VA                      Yes      Yes    Yes
Biscuit Production   BCT #358             Richmond, VA                      Yes      Yes    Yes
Biscuit Sales        BCT #719             Ridgewood, NY                     Yes      Yes    Yes
Biscuit              IBT #807             Ridgewood, NY                     No       No     No
Biscuit Sales        IBT #166             Riverside, Va                     Yes      Yes    Yes       5/96
Biscuit Sales        NUH                  Roanoke, VA                       Yes      Yes    Yes
Biscuit              NUH                  Rock Island, IL                   No       No     No

                                                                            After-   Pre-    25%      Effective Date
Co./Division         Participating Unit   Location                          Tax      Tax    Match     (if after 1/1/92)
------------         ------------------   --------                          ---      ---    -----     -----------------
Biscuit              IBT #137             Sacramento, CA                    No       No     No
Biscuit              IBT #150             Sacramento, CA                    No       No     No
Biscuit              ILWU #17             Sacramento, CA                    No       No     No
Biscuit              NUH                  Sacramento, CA                    Yes      Yes    Yes
Biscuit Sales        NUH                  Salt Lake City, UT                Yes      Yes    Yes
Biscuit Sales        NUH                  San Antonio, TX                   Yes      Yes    Yes
Biscuit              BCT #111             San Antonio, TX                   Yes      Yes    Yes
Biscuit Sales        IBT #683             San Diego, CA                     Yes      Yes    Yes       5/96
Biscuit              NUH                  San Francisco, CA                 Yes      Yes    Yes
Biscuit              IBT #85              San Francisco, CA                 Yes      Yes    No
Biscuit              IBT #853             San Francisco, CA                 No       No     No
Biscuit              IBT #860             San Francisco, CA                 No       No     No
Biscuit              NUH                  San Jose, CA                      Yes      Yes    No
Biscuit              IBT #296             San Jose, CA                      No       No     No
Biscuit Sales        NUH                  Savannah, GA                      Yes      Yes    Yes
Biscuit              NUH                  Scranton, PA                      Yes      Yes    Yes
Biscuit              NUH                  Seattle                           Yes      Yes    Yes
Biscuit              IBT #962             Seattle                           Yes      Yes    Yes
Biscuit Sales        BCT #719             Secaucus, NJ                      Yes      Yes    Yes
Biscuit              NUH                  Secaucus, NJ                      Yes      Yes    Yes
SPD                  UFCW #880            Sevil Plt.                        No       No     No
Biscuit Sales        NUH                  Sheffield, AL                     Yes      Yes    Yes
Biscuit Sales        IBT #568             Shreveport, LA                    Yes      No     Yes
Biscuit              NUH                  Shreveport, LA                    Yes      Yes    Yes
Biscuit Sales        NUH                  Sioux Falls, SD                   Yes      Yes    Yes
Biscuit              NUH                  Smithfield, RI                    Yes      Yes    Yes
Biscuit              IBT #64              Smithfield, RI                    Yes      Yes    Yes
Biscuit Sales        IBT #690             Spokane, WA                       Yes      Yes    Yes       7/1/94
Biscuit              NUH                  Spokane, WA                       Yes      Yes    Yes
Biscuit              NUH                  Springfield                       Yes      Yes    Yes

                                                                            After-   Pre-    25%      Effective Date
Co./Division         Participating Unit   Location                          Tax      Tax    Match     (if after 1/1/92)
------------         ------------------   --------                          ---      ---    -----     -----------------
Biscuit              IBT #823             Springfield                       Yes      Yes    Yes
Biscuit              IBT #688             St. Louis, MO                     Yes      No     Yes       8/1/92
Biscuit Sales        NUH                  St. Louis, MO                     Yes      Yes    Yes
Biscuit Sales        IBT #145             Stamford, CT                      Yes      Yes    Yes       1/1/96
Biscuit              IBT #559             Stamford, CT                      Yes      Yes    Yes
Foods Production     IBT #695             Stoughton, WI                     Yes      Yes    Yes       5/1/95 or 7/1/92 ?
PLS                  Local #26            Suffolk, VA                       Yes      Yes    Yes 50%   1/96
Biscuit              IBT #182             Syracuse, NY                      Yes      Yes    Yes
Biscuit              NUH                  Tacoma, WA                        Yes      Yes    Yes
Biscuit Sales        IBT #79              Tampa, FL                         Yes      Yes    Yes       4/1/95
Biscuit              IBT #79              Tampa, FL                         Yes      Yes    Yes
Biscuit Sales        IBT #560             Teterboro, NJ                     Yes      Yes    Yes       1/1/95
Biscuit              NUH                  Teterboro, NJ                     Yes      Yes    Yes
Biscuit Sales        NUH                  Thomasville, GA                   Yes      Yes    Yes
Biscuit Production   AFGM #58             Toledo, OH                        Yes      Yes    Yes
Biscuit              NUH                  Toledo, OH                        Yes      Yes    Yes
Biscuit              NUH                  Tolleson                          Yes      Yes    No
Biscuit              IBT #104             Tolleson                          Yes      Yes    No
Biscuit              IBT #104             Tucson, AZ                        Yes      Yes    No
Biscuit              NUH                  Tucson, AZ                        Yes      Yes    Yes
Biscuit Sales        NUH                  Tulsa, OK                         Yes      Yes    Yes
Biscuit Sales        IBT #745             Tyler, TX                         Yes      No     Yes
Biscuit              NUH                  Tyler, TX                         Yes      Yes    Yes
PL                   NUH                  Urbana, OH                        Yes      Yes    Yes 50%   7/1/98
Biscuit Sales        IBT #186             Valencia, CA                      Yes      Yes    Yes       5/96
Biscuit Sales        NUH                  Waco, TX                          Yes      Yes    Yes
Biscuit Sales        IBT #697             Washington, PA                    Yes      Yes    Yes
Biscuit              NUH                  Washington, PA                    Yes      Yes    Yes
Biscuit              NUH                  Westbrook                         Yes      Yes    Yes
Biscuit              NUH                  Westbury, NY                      Yes      Yes    Yes

                                                                            After-   Pre-    25%      Effective Date
Co./Division         Participating Unit   Location                          Tax      Tax    Match     (if after 1/1/92)
------------         ------------------   --------                          ---      ---    -----     -----------------
Biscuit              BCT #719             Westbury, NY                      Yes      Yes    Yes
Biscuit              IBT #807             Westbury, NY                      No       No     No
Biscuit              NUH                  Williamsport, MD                  Yes      Yes    Yes
Biscuit              NUH                  Wilmington, NC                    Yes      Yes    Yes
Biscuit Production   NUH                  Wrighstown, WI                    Yes      Yes    Yes
Biscuit              NUH                  Wyomissing, PA                    Yes      Yes    Yes 50%

                                   SCHEDULE C

Location                                             Effective Date
--------                                             --------------

Fort Smith, AR                   NUH                 May 1, 1998

Suffolk, VA                      UAW                 August 1, 1998

Greenfield, CA                   NUH                 September 1, 1998

Minneapolis Plant                AFGM                October 1, 1998

Chattanooga, TN                  NUH                 January 1, 1999

Buena Park, CA                   IUOE                March 1, 1999

Fairfax, VA                      NUH                 July 1, 1999

Grand Rapids, MI                 NUH                 July 1, 1999

Wyomissing, PA                   NUH                 October 1, 1999

Pensacola, FL                    NUH                 February 1, 2000

Fresno, CA                       NUH                 March 1, 2000

Endicott, NY                     NUH                 April 1, 2000

Harrisburg, PA                   NUH                 July 1, 2000

Wichita, KS                      NUH                 January 1, 2001

Omaha, NE                        NUH                 January 1, 2001

Landover, MD                     NUH                 January 1, 2001

Salisbury, MD                    NUH                 March 1, 2001

Endicott, NY                     NUH                 April 1, 2001

Knoxville, TN                    NUH                 July 1, 2001

Bethlehem, PA                    NUH                 August 1, 2001